EXHIBIT 99


                      [Banc of America Securities - LOGO]
--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Funding Corporation

Mortgage Pass-Through Certificates, Series 2005-C
$452,017,000 (approximate)

Classes 1-A-1, 1-A-2 and 1-A-3 (Offered Certificates)

Bank of America, N.A.

Seller

GreenPoint Mortgage Funding, Inc.

Servicer


April 19, 2005


   --------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
             Principal      WAL (Yrs)             Last Scheduled             Certificate Interest    Expected Credit     Expected
 Class     Balance $(1)  (Call/Mat) (2)   Prin Pmt (Mths) (Call/Mat) (2)         Rate Type(7)        Enhancement(8)       Ratings
-----------------------------------------------------------------------------------------------------------------------------------
 1-A-1      294,980,000    2.93 / 3.19               96 / 209                       (3)(4)                8.75%         AAA/Aaa(9)
-----------------------------------------------------------------------------------------------------------------------------------
 1-A-2      111,835,000    2.93 / 3.20               96 / 209                       (3)(5)                8.75%         AAA/Aaa(9)
-----------------------------------------------------------------------------------------------------------------------------------
 1-A-3      45,202,000     2.93 / 3.19               96 / 209                       (3)(6)                8.75%         AAA/Aaa(9)
-----------------------------------------------------------------------------------------------------------------------------------
 1-M-1      13,870,000                        Information Not Provided Herein                             5.95%           AA/Aa2
-----------------------------------------------------------------------------------------------------------------------------------
 1-M-2      11,888,000                                                                                    3.55%            A/A2
-----------------------------------------------------------------------------------------------------------------------------------
 1-B-1       8,174,000                                                                                    1.90%          BBB/Baa2
-----------------------------------------------------------------------------------------------------------------------------------
 1-B-2       2,477,000                                                                                    1.40%          BBB-/Baa3
-----------------------------------------------------------------------------------------------------------------------------------
 1-B-3       3,467,000                                                                                    0.70%           BB/Ba2
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------

 Class             Tranche Type
---------------------------------------
 1-A-1        Super Senior - Floater
---------------------------------------
 1-A-2        Super Senior - Floater
---------------------------------------
 1-A-3       Senior Support - Floater
---------------------------------------
 1-M-1         Mezzanine - Floater
---------------------------------------
 1-M-2         Mezzanine - Floater
---------------------------------------
 1-B-1         Subordinate Floater
---------------------------------------
 1-B-2         Subordinate Floater
---------------------------------------
 1-B-3         Subordinate Floater
---------------------------------------


      (1) The Certificate sizes are approximate and are subject to a +/- 5% variance.

      (2) The WAL and Last Scheduled Principal Payment to Call and to Maturity for the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates are shown to 25% CPR.

      (3) The Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates will have interest rates equal to one month LIBOR plus a margin of [ ]%, [ ]% and [ ]%, respectively. The interest rates with respect to the first interest accrual period are expected to be approximately [ ]%, [ ]% and [ ]%, respectively. The margins on the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates will double their original margins after the Auction Termination Date.

      (4) The interest rate on the Class 1-A-1 Certificates will be subject to a cap equal to the lesser of (a) the Net Mortgage Interest Rates on the conforming balance portion of the Mortgage Loans and (b) 11.00%.

      (5) The interest rates on the Class 1-A-2 Certificates will be subject to a cap equal to the lesser of (a) the Net Mortgage Interest Rates on the non-conforming balance portion of the Mortgage Loans and (b) 11.00%.

      (6) The interest rates on each component of the Class 1-A-3 Certificates will be subject to a cap equal to the lesser of (a) the Net Mortgage Interest Rates on the related portion of Mortgage Loans and (b) 11.00%.

      (7) The Certificate coupons are approximate and subject to a +/-10 basis point variance. All Certificates pricing will be subject to yield maintenance upon delivery of the actual coupon rate prior to the closing date.

      (8) The credit enhancement sizes are preliminary and subject to change based upon the final pool as of the Cut-off Date and any additional rating agency analysis.

      (9) The Class 1-A-1, 1-A-2 and 1-A-3 Certificates are expected to be rated AAA, or its equivalent, by at least two of Standard & Poor's, Moody's and/or Fitch.


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Transaction:                       Banc of America Funding 2005-C Trust

                                   Mortgage Pass-Through Certificates, Series
                                   2005-C

Lead Manager (Book Runner):        Banc of America Securities LLC

Seller:                            Bank of America, N.A.

Servicer:                          GreenPoint Mortgage Funding, Inc.

Trustee:                           Wells Fargo Bank, N.A.

Rating Agencies:                   Standard & Poor's, Moody's Investors Service,
                                   Inc. and/or Fitch Ratings will rate the
                                   Offered Certificates.

Offered Size:                      $452,017,000

Securities Offered:                $294,980,000   Class 1-A-1 Certificates
                                   $111,835,000   Class 1-A-2 Certificates
                                   $45,202,000    Class 1-A-3 Certificates

Expected Closing Date:             April 28, 2005

Collection Period:                 The 2nd day of each month through the 1st day
                                   of the following month.

Distribution Date:                 20th of each month, or the next succeeding
                                   business day
                                   (First Distribution Date: May 20, 2005)

Cut-off Date:                      April 1, 2005

Class A Certificates:              Class 1-A-1, 1-A-2, and 1-A-3 Certificates
                                   (the "Class A Certificates"). The Class 1-A-3
                                   Certificates are divided into two components
                                   (each, a "Component").

Subordinate Certificates:          1-M-1, 1-M-2, 1-B-1, 1-B-2, 1-B-3 and 1-CE
                                   Certificates (the "Subordinate
                                   Certificates"). The Subordinate Certificates are not offered hereunder.


Certificates:                      The Class A Certificates, the Subordinate
                                   Certificates, the Class 1-R Certificate and the Class 1-P Certificates.


Day Count:                         Actual/360.


Pricing Speed:                     25% CPR


Clearing:                          DTC, Clearstream and Euroclear

                                      Original Certificate      Minimum               Incremental
Denominations:                                Form           Denominations            Denominations
                                              ----           -------------            -------------
Offered Class A Certificates               Book Entry           $1,000                     $1

--------------------------------------------------------------------------------


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------
SMMEA Eligibility:                 The Class A Certificates are expected to
                                   constitute "mortgage related securities" for purposes of SMMEA.

Tax Structure:                     REMIC

Auction Termination Date:          Any Distribution Date on or after which the
                                   aggregate Principal Balance of the Mortgage
                                   Loans declines to 10% or less of their
                                   aggregate Principal Balance as of the Cut-off
                                   Date (the "Auction Termination Date"), the
                                   Trustee will initiate an auction process for the Mortgage Loans and the related trust property. Any such auction where the equivalent of par plus accrued interest for the outstanding Certificates is obtained will be deemed a successful auction.

Administrative Fee:                The Administrative Fees with respect to the
                                   Trust are payable out of the interest
                                   payments received on each Mortgage Loan. The
                                   "Administrative Fees" consist of (a)
                                   servicing compensation payable to the
                                   Servicer in respect of its servicing
                                   activities (the "Servicing Fee") and (b) fees paid to the Trustee ("Trustee Fee"). The
                                   Administrative Fees will accrue on the Stated
                                   Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee Rate") equal to the sum of the Servicing Fee Rate for such Mortgage Loan and the Trustee Fee Rate. The
                                   Trustee Fee Rate will be [0.0045%] per annum.
                                   The Servicing Fee Rate will be [0.25%] per annum.

Compensating Interest:             The aggregate servicing fee payable to the
                                   Servicer for any month will be reduced by an amount equal to the aggregate prepayment interest shortfall for the Mortgage Loans for such Distribution Date. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage
                                   Loans.

Net WAC: As to any Mortgage Loan and Distribution Date, the excess of its mortgage interest rate over the Administrative Fee Rate.

Interest Accrual:                  Interest will accrue on the Class 1-A-1,
                                   Class 1-A-2 and Class 1-A-3 Certificates from
                                   the previous Distribution Date, or in the
                                   case of the first Distribution Date, from the
                                   Closing Date, through and including the day
                                   prior to the current Distribution Date (the
                                   "Interest Accrual Period"). Interest will be
                                   calculated on the basis of the actual number
                                   of days in the Interest Accrual Period and a
                                   360-day year.
--------------------------------------------------------------------------------



Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Distributions on Certificates
--------------------------------------------------------------------------------
Expected Overcollateralization     Prior to the Step Down Date approximately
Target Amount:                     [0.70%] of the Cut-off Date principal
                                   balance. On and after the Step Down Date, if a Trigger Event has not occurred, the greater of [1.40]% of the aggregate principal balance as of the last day of the Collection Period and [0.50]% of the Cut-off Date principal balance. If a Trigger Event has occurred, the Targeted Overcollateralization Amount for the last Distribution Date.

Overcollateralization Amount:      The Overcollateralization Amount is equal to
                                   the excess of the aggregate principal balance of the Mortgage Loans over the aggregate class balance of the Certificates. On the Closing Date, the Overcollateralization
                                   Amount is expected to equal the
                                   Overcollateralization Target Amount. To the extent the Overcollateralization Amount is reduced below the Overcollateralization
                                   Target Amount, Excess Cashflow will be
                                   directed to build the Overcollateralization
                                   Amount until the Overcollateralization Target
                                   Amount is reached.

Overcollateralization Release      The Overcollateralization Release Amount
Amount:                            means, with respect to any Distribution Date
                                   on or after the Stepdown Date on which a Trigger Event is not in effect, the excess, if any, of (i) the Overcollateralization
                                   Amount for such Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the
                                   Overcollateralization Target Amount for such
                                   Distribution Date.

Overcollateralization Deficiency   As of any Distribution Date, the
Amount:                            Overcollateralization Deficiency Amount is
                                   the excess, if any, of (a) the
                                   Overcollateralization Target Amount for such
                                   Distribution Date over (b) the
                                   Overcollateralization Amount for such
                                   Distribution Date, calculated for this
                                   purpose after taking into account the
                                   reduction on such Distribution Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal Distribution
                                   Amount (but not the Extra Principal
                                   Distribution Amount) on such Distribution
                                   Date, but prior to taking into account any Realized Losses allocated to any class of Certificates on such Distribution Date.

Available Funds:                   Available Funds will be equal to the sum of
                                   the following amounts with respect to the
                                   Mortgage Loans, net of amounts reimbursable
                                   or payable therefrom, including
                                   Administrative Fees, reimbursements for
                                   advances and servicing advances and
                                   reimbursable expenses: (i) the aggregate
                                   amount of monthly payments on the Mortgage
                                   Loans due during the related collection
                                   period and received by the Servicer on or
                                   prior to the related determination date, (ii)
                                   unscheduled payments in respect of the
                                   Mortgage Loans, including prepayments,
                                   insurance proceeds, net liquidation proceeds,
                                   condemnation proceeds, recoveries and
                                   proceeds from repurchases of and
                                   substitutions for such Mortgage Loans
                                   occurring during the prior calendar month,
                                   excluding prepayment charges, (iii) the
                                   amounts received in connection with the
                                   auction of the Mortgage Loans and the related
                                   trust property and (iv) payments from the
                                   Servicer in connection with advances and
                                   Compensating Interest for such Distribution
                                   Date.
--------------------------------------------------------------------------------


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      Distributions on Certificates (cont.)
--------------------------------------------------------------------------------
Excess Cashflow:                   On each Distribution Date is equal to the sum
                                   of (x) any Overcollateralization Release
                                   Amount and (y) the excess of the Available
                                   Funds over the sum of (i) the interest paid on the Certificates and (ii) the Principal
                                   Distribution Amount remaining after principal distributions on the Certificates.

Stepdown Date:                     The earlier to occur of (i) the Distribution
                                   Date on which the aggregate class balance of the Class 1-A-1, Class 1-A-2 and Class 1-A-3
                                   Certificates has been reduced to zero and
                                   (ii) the later to occur of (a) the
                                   Distribution Date in May 2008 and (b) the first Distribution Date on which the Credit
                                   Enhancement Percentage is greater than or equal to double the Credit Enhancement
                                   Percentage as of the Closing Date. The Credit
                                   Enhancement Percentage is obtained by
                                   dividing (x) the sum of the aggregate class balance of Subordinate Certificates and the Overcollateralization Amount (before taking into account distributions of principal on such distribution date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period.

Pass-Through Rate:                 The Pass-Through Rate for the Class 1-A-1 and
                                   Class 1-A-2 Certificates and the Class 1-A-3
                                   Components is the lesser of (1) the sum of
                                   (a) one-month LIBOR as determined for the related period and (b) the certificate margin and (2) the lesser of (a) Net WAC Rate on the related portion of the Mortgage Loans and (b)
                                   11.00%. On each Distribution Date after the
                                   Auction Termination Date, the certificate margin for the Class 1-A-1 and Class 1-A-2
                                   Certificates and the Class 1-A-3 Components will be 2 times the related initial certificate margin.

Net Mortgage Rate:                 The Net Mortgage Rate for each Mortgage Loan
                                   is equal to the mortgage interest rate less the Administrative Fee Rate.

Net WAC Rate:                      The Net WAC Rate for the Certificates and
                                   Components on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Net Mortgage Rates of the related portion of the Mortgage Loans.

Net WAC Rate Carryover Amount:     If, on any Distribution Date the Pass-Through
                                   Rate for the Certificates or Components is
                                   limited by the related Net WAC Rate, the "Net
                                   WAC Rate Carryover Amount" for such class or
                                   Component is equal to the sum of (i) the
                                   excess of (a) the amount of interest that
                                   would have accrued on such class or Component
                                   based on the Pass-Through Rate calculated
                                   without regard to clause (2) of the
                                   definition of "Pass-Through Rate" over (b)
                                   the amount of interest actually accrued on
                                   such class or Component based on the related
                                   Net WAC Rate and (ii) the unpaid portion of
                                   any related Net WAC Rate Carryover Amount
                                   from any prior Distribution Dates together
                                   with accrued interest at the related
                                   Pass-Through Rate. Any Net WAC Rate Carryover
                                   Amount will be paid on such Distribution Date
                                   or future Distribution Dates to the extent of
                                   funds available.
--------------------------------------------------------------------------------


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      Distributions on Certificates (cont.)
--------------------------------------------------------------------------------
Trigger Event:                     A Trigger Event exists with respect to any
                                   Distribution Date on or after the Stepdown
                                   Date (i) if the three month rolling average of 60+ day delinquent loans (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than [TBD]% of the Credit Enhancement
                                   Percentage or (ii) if the Cumulative Realized
                                   Loss Percentage exceeds the value defined below for such Distribution Date:

                                         Distribution Dates     Cumulative Realized Loss Percentage
                                         ------------------     -----------------------------------
                                       May 2008 - April 2009                   [TBD]%
                                       May 2009 - April 2010                   [TBD]%
                                       May 2010 - April 2011                   [TBD]%
                                         May 2011 and after                    [TBD]%

Yield Maintenance Agreements:      On the Closing Date, the Trustee will enter
                                   into Yield Maintenance Agreements with a
                                   counterparty (the "Counterparty") for the
                                   benefit of the Certificates. In exchange for
                                   a fixed payment on the Closing Date, the
                                   Counterparty will be obligated to make
                                   monthly payments to the Trustee when
                                   one-month LIBOR exceeds the applicable strike
                                   rate. Such payments will be capped at their
                                   maximum amount when one-month LIBOR equals or
                                   exceeds a ceiling rate. Net WAC Rate
                                   Carryover Amounts to the extent not covered
                                   by clause (xix) of the excess cashflow
                                   distribution will be covered to the extent of
                                   payments received by the Trustee under the
                                   Yield Maintenance Agreements.
--------------------------------------------------------------------------------


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      Distributions on Certificates (cont.)
--------------------------------------------------------------------------------

Interest:
I. On each Distribution Date, the Interest Remittance Amount from the Conforming Balance Loans will be distributed from Available Funds in the following order of priority:

   (i) to the Class 1-A-1 Certificates and conforming Class 1-A-3 component, pro rata, Accrued Certificate Interest or Accrued Component Interest, as the case may be, for such Distribution Date; and

   (ii) to the Class 1-A-1 Certificates and conforming Class 1-A-3 component, pro rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date.

II. On each Distribution Date, the Interest Remittance Amount from the Non-Conforming Balance Loans will be distributed from Available Funds in the following order of priority:

   (i) to the Class 1-A-2 Certificates and non-conforming Class 1-A-3 component, pro rata, Accrued Certificate Interest or Accrued Component Interest, as the case may be, for such Distribution Date; and

   (ii) to the Class 1-A-2 Certificates and non-conforming Class 1-A-3 component, pro rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date.

III. On each Distribution Date following the distributions made pursuant to clause I above, the Interest Remittance Amount from the Conforming Balance Loans will be distributed from Available Funds in the following order of priority:

   (i) to the Class 1-A-2 Certificates and non-conforming Class 1-A-3 component, pro rata, Accrued Certificate Interest or Accrued Component Interest, as the case may be, for such Distribution Date; and

   (ii) to the Class 1-A-2 Certificates and non-conforming Class 1-A-3 component, pro rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date.

IV. On each Distribution Date following the distributions made pursuant to clause II above, the Interest Remittance Amount from the Non-Conforming Balance Loans will be distributed from Available Funds in the following order of priority:

   (i) to the Class 1-A-1 Certificates and conforming Class 1-A-3 component, pro rata, Accrued Certificate Interest or Accrued Component Interest, as the case may be, for such Distribution Date; and

   (ii) to the Class 1-A-1 Certificates and conforming Class 1-A-3 component, pro rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date.

V. On each Distribution Date, following the distributions made pursuant to clauses I through IV above, the Trustee shall make the following disbursements in the order of priority described below, in each case to the extent of the sum of the Interest Remittance Amount remaining undistributed for such Distribution Date:

   (i) to the Class 1-M-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

   (ii) to the Class 1-M-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

   (iii) to the Class 1-B-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

   (iv) to the Class 1-B-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

   (v) to the Class 1-B-3 Certificates, Accrued Certificate Interest for such class for such Distribution Date; and

   (vi)    any remainder as described under "Excess Cashflow."
--------------------------------------------------------------------------------


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      Distributions on Certificates (cont.)
--------------------------------------------------------------------------------

Principal:

I. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Senior Principal Distribution Amount contributed from the Conforming Balance Loans will be distributed to the Class 1-A-1 Certificates and conforming Class 1-A-3 component, pro rata, until the class balance and component balance thereof have been reduced to zero.

II. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Senior Principal Distribution Amount contributed from the Non-Conforming Balance Loans will be distributed to the Class 1-A-2 Certificates and non-conforming Class 1-A-3 component, pro rata, until the class balance and component balance thereof have been reduced to zero.

III. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Senior Principal Distribution Amount contributed from the Conforming Balance Loans remaining undistributed after I above will be distributed to the Class 1-A-2 Certificates and non-conforming Class 1-A-3 component, pro rata, until the class balance and component balance thereof have been reduced to zero.

IV. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Senior Principal Distribution Amount contributed from the Non-Conforming Balance Loans remaining undistributed after II above will be distributed to the Class 1-A-1 Certificates and conforming Class 1-A-3 component, pro rata, until the class balance and component balance thereof have been reduced to zero.

V. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the Principal Distribution Amount remaining undistributed after I through IV above for such Distribution Date shall be made in the following amounts and order of priority:

   (i) to the Class 1-M-1 Certificates until the class balance is reduced to zero;

   (ii) to the Class 1-M-2 Certificates until the class balance is reduced to zero;

   (iii) to the Class 1-B-1 Certificates until the class balance is reduced to zero;

   (iv) to the Class 1-B-2 Certificates until the class balance is reduced to zero; and

   (v) to the Class 1-B-3 Certificates until the class balance is reduced to zero.

VI. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Senior Principal Distribution Amount contributed from the Conforming Balance Loans will be distributed to the Class 1-A-1 Certificates and conforming Class 1-A-3 component, pro rata, until the class balance and component balance thereof have been reduced to zero.

VII. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Senior Principal Distribution Amount contributed from the Non-Conforming Balance Loans will be distributed to the Class 1-A-2 Certificates and non-conforming Class 1-A-3 Component, pro rata, until the class balance and component balance thereof have been reduced to zero.

--------------------------------------------------------------------------------


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      Distributions on Certificates (cont.)
--------------------------------------------------------------------------------

VIII. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Senior Principal Distribution Amount contributed from the Conforming Balance Loans remaining undistributed after VI above will be distributed to the Class 1-A-2 Certificates and non-conforming Class 1-A-3 component, pro rata, until the class balance and component balance thereof have been reduced to zero.

IX. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Senior Principal Distribution Amount contributed from the Non-Conforming Balance Loans remaining undistributed after VII above will be distributed to the Class 1-A-1 Certificates and conforming Class 1-A-3 component, pro rata, until the class balance and component balance thereof have been reduced to zero.

X. On each Distribution Date (a) on or after the Stepdown Date or (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the Principal Distribution Amount remaining undistributed after VI through IX above for such Distribution Date shall be made in the following amounts and order of priority:

   (i) to the Class 1-M-1 Certificates up to the Class 1-M-1 Principal Distribution Amount until the class balance is reduced to zero;

   (ii) to the Class 1-M-2 Certificates up to the Class 1-M-2 Principal Distribution Amount until the class balance is reduced to zero;

   (iii) to the Class 1-B-1 Certificates up to the Class 1-B-1 Principal Distribution Amount until the class balance is reduced to zero;

   (iv) to the Class 1-B-2 Certificates up to the Class 1-B-2 Principal Distribution Amount until the class balance is reduced to zero; and

   (v) to the Class 1-B-3 Certificates up to the Class 1-B-3 Principal Distribution Amount until the class balance is reduced to zero.

--------------------------------------------------------------------------------


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      Distributions on Certificates (cont.)
--------------------------------------------------------------------------------

Excess Cashflow:

On each Distribution Date, any excess cashflow shall be paid as follows:

   (i) to the Class 1-A-1 and 1-A-2 Certificates and the Class 1-A-3 Components, any remaining Accrued Certificate Interest or Accrued Component Interest, pro rata;

   (ii) to the Class 1-A-1 and 1-A-2 Certificates and the Class 1-A-3 Components, any Unpaid Interest Shortfall Amounts, pro rata;

   (iii) to the Class 1-A-3 Components, any Allocated Realized Loss Amounts for the Class 1-A-3 Components, pro rata;

   (iv) to the Class 1-M-1 Certificates, any remaining Accrued Certificate Interest;

   (v)     to the Class 1-M-1 Certificates, any Unpaid Interest Shortfall
           Amounts;

   (vi) to the Class 1-M-1 Certificates, any allocated realized loss amounts for the Class 1-M-1 Certificates;

   (vii) to the Class 1-M-2 Certificates, any remaining Accrued Certificate Interest;

   (viii)  to the Class 1-M-2 Certificates, any Unpaid Interest Shortfall
           Amounts;

   (ix) to the Class 1-M-2 Certificates, any allocated realized loss amounts for the Class 1-M-2 Certificates;

   (x) to the Class 1-B-1 Certificates, any remaining Accrued Certificate Interest;

   (xi)    to the Class 1-B-1 Certificates, any Unpaid Interest Shortfall
           Amounts;

   (xii) to the Class 1-B-1 Certificates, any allocated realized loss amounts for the Class 1-B-1 Certificates;

   (xiii) to the Class 1-B-2 Certificates, any remaining Accrued Certificate Interest;

   (xiv)   to the Class 1-B-2 Certificates, any Unpaid Interest Shortfall
           Amounts;

   (xv) to the Class 1-B-2 Certificates, any allocated realized loss amounts for the Class 1-B-2 Certificates;

   (xvi) to the Class 1-B-3 Certificates, any remaining Accrued Certificate Interest;

   (xvii)  to the Class 1-B-3 Certificates, any Unpaid Interest Shortfall
           Amounts;

   (xviii) to the Class 1-B-3 Certificates, any allocated realized loss amounts for the Class 1-B-3 Certificates;

   (xix) an amount equal to any unpaid remaining Net WAC Rate Carryover Amounts with respect to the Class 1-A-1, Class 1-A-2, Class 1-A-3, 1-M and 1-B Certificates to such certificates first to the Class 1-A-1 and 1-A-2 Certificates, pro rata, second to the Class 1-A-3 Components, pro rata, and third, sequentially, to the Class 1-M-1, Class 1-M-2, Class 1-B-1, Class 1-B-2 and Class 1-B-3 Certificates; and

   (xx)    any remaining amounts as specified in the pooling and servicing agreement.
--------------------------------------------------------------------------------


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Definitions
--------------------------------------------------------------------------------
Accrued Certificate Interest:      Accrued Certificate Interest for each class
                                   of Certificates for each Distribution Date means an amount equal to the interest accrued during the related accrual period on the class balance of such class of Certificates, minus such class' interest percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution
                                   Date.

--------------------------------------------------------------------------------
Accrued Component Interest:        Accrued Component Interest for each component
                                   of Class 1-A-3 Certificates for each
                                   Distribution Date means an amount equal to the interest accrued during the related accrual period on the component balance of such component minus such component's interest percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution Date.

--------------------------------------------------------------------------------
Allocated Realized Loss Amount:    An Allocated Realized Loss Amount with
                                   respect to any class of the Class 1-M and 1-B
                                   Certificates or the Components and any
                                   Distribution Date is an amount equal to the sum of any Realized Loss allocated to that class of Certificates or Component on such Distribution Date and any Allocated Realized
                                   Loss Amount allocated to that class of
                                   Certificates or Component remaining unpaid from previous Distribution Dates.

--------------------------------------------------------------------------------
Class 1-M-1 Principal              The Class 1-M-1 Principal Distribution Amount
Distribution Amount:               is an amount equal to the excess of (x) the
                                   sum of the class balances of the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates
                                   (after taking into account the Senior
                                   Principal Distribution Amount) and the Class
                                   1-M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [ ]% and
                                   (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage
                                   Loans as of the last day of the related
                                   collection period, minus the product of (x) [
                                   ]% and (y) the Cut-off Date Principal
                                   Balance.

--------------------------------------------------------------------------------
Class 1-M-2 Principal              The Class 1-M-2 Principal Distribution Amount
Distribution Amount:               is an amount equal to the excess of (x) the
                                   sum of the class balances of the Class 1-A-1,
                                   Class 1-A-2 and Class 1-A-3 Certificates
                                   (after taking into account the Senior
                                   Principal Distribution Amount), the Class
                                   1-M-1 Certificates (after taking into account
                                   the Class 1-M-1 Principal Distribution
                                   Amount) and the Class 1-M-2 Certificates
                                   immediately prior to such Distribution Date
                                   over (y) the lesser of (A) the product of (i)
                                   approximately [ ]% and (ii) the aggregate
                                   principal balance of the Mortgage Loans as of
                                   the last day of the related collection period
                                   and (B) the aggregate principal balance of
                                   the Mortgage Loans as of the last day of the
                                   related collection period, minus the product
                                   of (x) [ ]% and (y) the Cut-off Date
                                   Principal Balance.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               Definitions (cont.)
--------------------------------------------------------------------------------
Class 1-B-1 Principal              The Class 1-B-1 Principal Distribution Amount
Distribution Amount:               is an amount equal to the excess of (x) the
                                   sum of the class balance of the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates
                                   (after taking into account the Senior
                                   Principal Distribution Amount), the Class
                                   1-M-1 Certificates (after taking into account the Class 1-M-1 Principal Distribution
                                   Amount), the Class 1-M-2 Certificates (after taking into account the Class 1-M-2 Principal
                                   Distribution Amount) and the Class 1-B-1
                                   Certificates immediately prior to such
                                   Distribution Date over (y) the lesser of (A) the product of (i) approximately [ ]% and
                                   (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage
                                   Loans as of the last day of the related
                                   collection period, minus the product of (x) [
                                   ]% and (y) the Cut-off Date Principal
                                   Balance.

--------------------------------------------------------------------------------
Class 1-B-2 Principal              The Class 1-B-2 Principal Distribution Amount
Distribution Amount:               is an amount equal to the excess of (x) the
                                   sum of the class balance of Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates
                                   (after taking into account the Senior
                                   Principal Distribution Amount), the Class
                                   1-M-1 Certificates (after taking into account the Class 1-M-1 Principal Distribution
                                   Amount), the Class 1-M-2 Certificates (after taking into account the Class 1-M-2 Principal
                                   Distribution Amount), the Class 1-B-1
                                   Certificates (after taking into account the Class 1-B-1 Principal Distribution Amount) and the Class 1-B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [ ]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) [ ]% and (y) the Cut-off Date
                                   Principal Balance.

--------------------------------------------------------------------------------
Class 1-B-3 Principal              The Class 1-B-3 Principal Distribution Amount
Distribution Amount:               is an amount equal to the excess of (x) the
                                   sum of the class balance of Class 1-A-1,
                                   Class 1-A-2 and Class 1-A-3 Certificates
                                   (after taking into account the Senior
                                   Principal Distribution Amount), the Class
                                   1-M-1 Certificates (after taking into account
                                   the Class 1-M-1 Principal Distribution
                                   Amount), the Class 1-M-2 Certificates (after
                                   taking into account the Class 1-M-2 Principal
                                   Distribution Amount), the Class 1-B-1
                                   Certificates (after taking into account the
                                   Class 1-B-1 Principal Distribution Amount)
                                   the Class 1-B-2 Certificates (after taking
                                   into account the Class 1-B-2 Principal
                                   Distribution Amount) and the Class 1-B-3
                                   Certificates immediately prior to such
                                   Distribution Date over (y) the lesser of (A)
                                   the product of (i) approximately [ ]% and
                                   (ii) the aggregate principal balance of the
                                   Mortgage Loans as of the last day of the
                                   related collection period and (B) the
                                   aggregate principal balance of the Mortgage
                                   Loans as of the last day of the related
                                   collection period, minus the product of (x) [
                                   ]% and (y) the Cut-off Date Principal
                                   Balance.
--------------------------------------------------------------------------------


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Definitions (cont.)
--------------------------------------------------------------------------------
Principal Remittance Amount:       The Principal Remittance Amount means with
                                   respect to any Distribution Date, the sum of
                                   (i) all scheduled payments of principal
                                   collected or advanced on the Mortgage Loans by the Servicer that were due during the related collection period and received by the related determination date, (ii) the principal portion of all partial and full principal prepayments of the Mortgage Loans applied by the Servicer during the prior calendar month, (iii) the principal portion of all related Net Liquidation Proceeds and Insurance Proceeds, condemnation proceeds and recoveries received during the prior calendar month with respect to the Mortgage Loans,
                                   (iv) that portion of the Purchase Price, representing principal of any repurchased or substituted Mortgage Loans with respect to the prior calendar month, (v) the principal portion of any related substitution adjustments received during the prior calendar month with respect to the Mortgage
                                   Loans and (vi) the principal portion of the amounts received in connection with the auction of the Mortgage Loans and the related trust property as of such Distribution Date.

--------------------------------------------------------------------------------
Principal Distribution Amount:     The Principal Distribution Amount is the sum
                                   of the Principal Remittance Amount (minus the
                                   Overcollateralization Release Amount, if any) and the Extra Principal Distribution Amount, if any.

--------------------------------------------------------------------------------
Extra Principal Distribution       The Extra Principal Distribution Amount with
Amount:                            respect to any Distribution Date is the
                                   lesser of (x) the excess interest for such Distribution Date and (y) the
                                   Overcollateralization Deficiency Amount for such Distribution Date.

--------------------------------------------------------------------------------
Interest Remittance Amount:        The Interest Remittance Amount means as of
                                   any Distribution Date, the sum, without
                                   duplication, of (i) all interest collected or advanced with respect to the payment due on the Mortgage Loans on the due date of the calendar month in which such Distribution
                                   Date occurs and received by the Servicer on or prior to the related determination date for such Distribution Date (less the Administrative Fees for such Mortgage Loans and certain reimbursable amounts, expenses and indemnities pursuant to the pooling and servicing agreement), (ii) all compensating interest paid by the Servicer for such Distribution Date with respect to the Mortgage Loans, (iii) the portion of any payment in connection with any principal prepayment, substitution, Purchase Price, the auction of the Mortgage Loans, liquidation proceeds (net of certain expenses) or insurance proceeds relating to interest with respect to the Mortgage Loans received during the prior calendar month and (iv) any reimbursement amounts received with respect to the Mortgage Loans during the prior calendar month.

--------------------------------------------------------------------------------
Senior Principal Distribution      Senior Principal Distribution Amount means as
Amount:                            of any Distribution Date (i) before the
                                   Stepdown Date or as to which a Trigger Event
                                   is in effect, the lesser of (a) the class
                                   balances of the Class 1-A-1, Class 1-A-2 and
                                   Class 1-A-3 Certificates immediately prior to
                                   such Distribution Date and (b) the Principal
                                   Distribution Amount and (ii) on or after the
                                   Stepdown Date and as long as a Trigger Event
                                   is not in effect, the excess of (a) the class
                                   balances of the Class 1-A-1, Class 1-A-2 and
                                   Class 1-A-3 Certificates immediately prior to
                                   such Distribution Date over (b) the lesser of
                                   (x) the product of (1) approximately [ ]% and
                                   (2) the aggregate Principal Balance of the
                                   Mortgage Loans as of the last day of the
                                   related Collection Period and (y) the
                                   aggregate Principal Balance of the Mortgage
                                   Loans as of the last day of the related
                                   Collection Period minus the product of (1) [
                                   ]% and (2) the aggregate Principal Balance of
                                   the Mortgage Loans on the Cut-off Date.
--------------------------------------------------------------------------------


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Definitions (cont.)
--------------------------------------------------------------------------------
Unpaid Interest Shortfall Amount:  The Unpaid Interest Shortfall Amount means
                                   (i) for the Certificates and each component of the Class 1-A-3 Certificates and the first Distribution Date, zero, and (ii) with respect to the Certificates and each component of the Class 1-A-3 Certificates and any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the sum of (1) Accrued Certificate Interest or Accrued Component Interest for such class or component for the immediately preceding Distribution Date and (2) the outstanding Unpaid Interest Shortfall Amount, if any, for such class or component for such preceding Distribution Date exceeds (b) the aggregate amount distributed on such class or component in respect of interest on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such class or component on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such class or component for the related accrual period.

--------------------------------------------------------------------------------
Realized Losses:                   A Realized Loss is (i) as to any Mortgage
                                   Loan that is liquidated, the unpaid principal balance thereof less the net proceeds from the liquidation of, and any insurance proceeds from, such Mortgage Loan and the related mortgaged property which are applied to the principal balance of such Mortgage
                                   Loan, (ii) to the extent of the amount of any reduction of principal balance by a bankruptcy court of the mortgaged property at less than the amount of the Mortgage Loan and
                                   (iii) a reduction in the monthly payment resulting from a bankruptcy proceeding.

                                   All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the Excess Cashflow, second in reduction of the Overcollateralization Amount, third to the Class 1-B-3 Certificates, fourth to the Class 1-B-2 Certificates, fifth to the Class 1-B-1 Certificates, sixth to the Class 1-M-2 Certificates and seventh to the Class 1-M-1 Certificates. Any Realized Losses from the Conforming Loans occurring after the Class 1-M-1 Certificates have been reduced to zero will be allocated to the conforming Class 1-A-3 component. Any Realized Losses from the Non-Conforming Loans occurring after the Class 1-M-1 Certificates have been reduced to zero will be allocated to the non-conforming Class 1-A-3 component. On any Distribution Date on which the component balance of a Class 1-A-3 Component is reduced to zero, any Realized Losses will be allocated to the remaining component, if any. An allocation of any Realized Losses to the 1-A-3, 1-M and 1-B Certificates on any Distribution Date will be made by reducing the class balance thereof, after taking into account all distributions made thereon on such Distribution Date. Realized Losses will not be allocated to the Class 1-A-1 and Class 1-A-2 Certificates. However it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class 1-A-1 and Class 1-A-2 Certificates all interest and principal amounts to which such Certificates are then entitled.

--------------------------------------------------------------------------------


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        Collateral Group Characteristics
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                       Group 1                    Group 1- Conforming                Group 1- Jumbo
-----------------------------------------------------------------------------------------------------------------------------
% Of Pool                              100.000%                         72.510%                         27.490%
-----------------------------------------------------------------------------------------------------------------------------
Gross WAC                              6.3996%                          6.3661%                         6.4880%
-----------------------------------------------------------------------------------------------------------------------------
Net WAC                                6.1451%                          6.1116%                         6.2335%
-----------------------------------------------------------------------------------------------------------------------------
WA Rterm                                359.4                            359.4                           359.4
-----------------------------------------------------------------------------------------------------------------------------
Gross Margin                            2.750%                          2.751%                           2.749%
-----------------------------------------------------------------------------------------------------------------------------
Initial Cap                             5.000%                          5.000%                           5.000%
-----------------------------------------------------------------------------------------------------------------------------
Periodic Cap                            1.000%                          1.000%                           1.000%
-----------------------------------------------------------------------------------------------------------------------------
Max Rate                               12.234%                          12.188%                         12.356%
-----------------------------------------------------------------------------------------------------------------------------
Months to Roll                           39.7                            40.0                             38.6
-----------------------------------------------------------------------------------------------------------------------------
% California                           28.153%                          19.454%                          51.097%
-----------------------------------------------------------------------------------------------------------------------------
WA OLTV                                77.935%                          78.461%                          76.548%
-----------------------------------------------------------------------------------------------------------------------------
WA FICO                                  705                              708                             695
-----------------------------------------------------------------------------------------------------------------------------
% Interest Only                        87.566%                          86.436%                         90.549%
-----------------------------------------------------------------------------------------------------------------------------
% PrePay Penalty                       34.742%                          39.936%                         21.043%
-----------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------



                            BAFC 2005-C Cap Schedules

                    Class 1-A-1             Class 1-A-2              Class 1-A-3
                   Class       Cap          Class       Cap         Class      Cap
   Date           Balance     Strike       Balance    Strike       Balance    Strike
--------------------------------------------------------------------------------------
 05/20/05         285,902,399  5.93        108,395,731 5.92        48,535,482  5.85
 06/20/05         280,079,890  5.73        106,193,043 5.72        47,547,633  5.65
 07/20/05         274,365,177  5.93        104,031,071 5.92        46,578,066  5.85
 08/20/05         268,756,268  5.73        101,909,062 5.72        45,626,441  5.65
 09/20/05         263,251,206  5.73         99,826,279 5.72        44,692,428  5.65
 10/20/05         257,848,071  5.93         97,781,997 5.92        43,775,701  5.85
 11/20/05         252,544,980  5.73         95,775,505 5.72        42,875,940  5.65
 12/20/05         247,340,081  5.93         93,806,106 5.92        41,992,831  5.85
 01/20/06         242,231,560  5.73         91,873,114 5.72        41,126,068  5.65
 02/20/06         237,217,634  5.73         89,975,856 5.72        40,275,347  5.65
 03/20/06         232,296,554  6.36         88,113,674 6.35        39,440,373  6.28
 04/20/06         227,466,604  5.73         86,285,918 5.72        38,620,853  5.65
 05/20/06         222,726,098  5.93         84,491,954 5.92        37,816,504  5.85
 06/20/06         218,073,383  5.73         82,731,157 5.72        37,027,043  5.65
 07/20/06         213,506,834  5.93         81,002,914 5.92        36,252,196  5.85
 08/20/06         209,024,859  5.73         79,306,625 5.72        35,491,693  5.65
 09/20/06         204,625,894  5.73         77,641,699 5.72        34,745,268  5.65
 10/20/06         200,308,403  5.93         76,007,557 5.92        34,012,662  5.85
 11/20/06         196,070,879  5.73         74,403,630 5.72        33,293,618  5.65
 12/20/06         191,911,845  5.93         72,829,360 5.92        32,587,886  5.85
 01/20/07         187,829,847  5.73         71,284,199 5.72        31,895,221  5.65
 02/20/07         183,823,462  5.73         69,767,610 5.72        31,215,379  5.65
 03/20/07         179,891,291  6.36         68,279,065 6.35        30,548,125  6.28
 04/20/07         176,031,961  5.73         66,818,046 5.72        29,893,226  5.65
 05/20/07         172,218,689  5.93         65,384,044 5.92        29,247,321  5.85
 06/20/07         168,350,610  5.73         63,976,561 5.72        28,597,936  5.65
 07/20/07         164,705,170  5.93         62,595,106 5.92        27,979,159  5.85
 08/20/07         161,127,268  5.73         61,239,199 5.72        27,371,840  5.65
 09/20/07         157,615,652  5.73         59,908,367 5.72        26,775,766  5.65
 10/20/07         154,027,529  5.93         58,602,148 5.92        26,173,307  5.85
 11/20/07         150,352,041  5.73         57,320,086 5.72        25,563,068  5.65
 12/20/07         146,168,510  5.93         54,354,915 5.92        24,683,074  5.85
 01/20/08         139,856,439  5.73         52,529,214 5.72        23,681,383  5.65
 02/20/08         131,442,345  5.74         47,893,231 5.73        22,074,967  5.66
 03/20/08          75,146,139  6.17         28,282,984 6.16        12,731,433  6.09


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------

                  Class 1-M-1            Class 1-M-2            Class 1-B-1           Class 1-B-2           Class 1-B-3
                 Class      Cap         Class      Cap         Class      Cap        Class      Cap        Class      Cap
   Date         Balance    Strike      Balance    Strike      Balance    Strike     Balance    Strike     Balance    Strike
-----------------------------------------------------------------------------------------------------------------------------
 05/20/05       13,870,000  5.70       11,889,000  5.50        8,173,000  4.95       2,477,000  4.25       3,468,000  4.15
 06/20/05       13,870,000  5.50       11,889,000  5.30        8,173,000  4.75       2,477,000  4.05       3,468,000  3.95
 07/20/05       13,870,000  5.70       11,889,000  5.50        8,173,000  4.95       2,477,000  4.25       3,468,000  4.15
 08/20/05       13,870,000  5.50       11,889,000  5.30        8,173,000  4.75       2,477,000  4.05       3,468,000  3.95
 09/20/05       13,870,000  5.50       11,889,000  5.30        8,173,000  4.75       2,477,000  4.05       3,468,000  3.95
 10/20/05       13,870,000  5.70       11,889,000  5.50        8,173,000  4.95       2,477,000  4.25       3,468,000  4.15
 11/20/05       13,870,000  5.50       11,889,000  5.30        8,173,000  4.75       2,477,000  4.05       3,468,000  3.95
 12/20/05       13,870,000  5.70       11,889,000  5.50        8,173,000  4.95       2,477,000  4.25       3,468,000  4.15
 01/20/06       13,870,000  5.50       11,889,000  5.30        8,173,000  4.75       2,477,000  4.05       3,468,000  3.95
 02/20/06       13,870,000  5.50       11,889,000  5.30        8,173,000  4.75       2,477,000  4.05       3,468,000  3.95
 03/20/06       13,870,000  6.13       11,889,000  5.93        8,173,000  5.38       2,477,000  4.68       3,468,000  4.58
 04/20/06       13,870,000  5.50       11,889,000  5.30        8,173,000  4.75       2,477,000  4.05       3,468,000  3.95
 05/20/06       13,870,000  5.70       11,889,000  5.50        8,173,000  4.95       2,477,000  4.25       3,468,000  4.15
 06/20/06       13,870,000  5.50       11,889,000  5.30        8,173,000  4.75       2,477,000  4.05       3,468,000  3.95
 07/20/06       13,870,000  5.70       11,889,000  5.50        8,173,000  4.95       2,477,000  4.25       3,468,000  4.15
 08/20/06       13,870,000  5.50       11,889,000  5.30        8,173,000  4.75       2,477,000  4.05       3,468,000  3.95
 09/20/06       13,870,000  5.50       11,889,000  5.30        8,173,000  4.75       2,477,000  4.05       3,468,000  3.95
 10/20/06       13,870,000  5.70       11,889,000  5.50        8,173,000  4.95       2,477,000  4.25       3,468,000  4.15
 11/20/06       13,870,000  5.50       11,889,000  5.30        8,173,000  4.75       2,477,000  4.05       3,468,000  3.95
 12/20/06       13,870,000  5.70       11,889,000  5.50        8,173,000  4.95       2,477,000  4.25       3,468,000  4.15
 01/20/07       13,870,000  5.50       11,889,000  5.30        8,173,000  4.75       2,477,000  4.05       3,468,000  3.95
 02/20/07       13,870,000  5.50       11,889,000  5.30        8,173,000  4.75       2,477,000  4.05       3,468,000  3.95
 03/20/07       13,870,000  6.13       11,889,000  5.93        8,173,000  5.38       2,477,000  4.68       3,468,000  4.58
 04/20/07       13,870,000  5.50       11,889,000  5.30        8,173,000  4.75       2,477,000  4.05       3,468,000  3.95
 05/20/07       13,870,000  5.70       11,889,000  5.50        8,173,000  4.95       2,477,000  4.25       3,468,000  4.15
 06/20/07       13,870,000  5.50       11,889,000  5.30        8,173,000  4.75       2,477,000  4.05       3,468,000  3.95
 07/20/07       13,870,000  5.70       11,889,000  5.50        8,173,000  4.95       2,477,000  4.25       3,468,000  4.15
 08/20/07       13,870,000  5.50       11,889,000  5.30        8,173,000  4.75       2,477,000  4.05       3,468,000  3.95
 09/20/07       13,870,000  5.50       11,889,000  5.30        8,173,000  4.75       2,477,000  4.05       3,468,000  3.95
 10/20/07       13,870,000  5.70       11,889,000  5.50        8,173,000  4.95       2,477,000  4.25       3,468,000  4.15
 11/20/07       13,870,000  5.50       11,889,000  5.30        8,173,000  4.75       2,477,000  4.05       3,468,000  3.95
 12/20/07       13,870,000  5.70       11,889,000  5.50        8,173,000  4.95       2,477,000  4.25       3,468,000  4.15
 01/20/08       13,870,000  5.50       11,889,000  5.30        8,173,000  4.75       2,477,000  4.05       3,468,000  3.95
 02/20/08       13,870,000  5.51       11,889,000  5.31        8,173,000  4.76       2,477,000  4.06       3,468,000  3.96
 03/20/08       13,870,000  5.94       11,889,000  5.74        8,173,000  5.19       2,477,000  4.49       3,468,000  4.39


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


                  Class 1-M-1            Class 1-M-2            Class 1-B-1           Class 1-B-2           Class 1-B-3
                 Class      Cap         Class      Cap         Class      Cap        Class      Cap        Class      Cap
   Date         Balance    Strike      Balance    Strike      Balance    Strike     Balance    Strike     Balance    Strike
-----------------------------------------------------------------------------------------------------------------------------
 04/20/08       12,312,936  5.57       11,889,000  5.37        8,173,000  4.82       2,477,000  4.12       3,468,000  4.02
 05/20/08       12,312,936  5.85       11,889,000  5.65        8,173,000  5.10       2,477,000  4.40       3,468,000  4.30
 06/20/08       12,312,936  5.64       11,889,000  5.44        8,173,000  4.89       2,477,000  4.19       2,923,805  4.09
 07/20/08       12,312,936  5.85       11,889,000  5.65        8,173,000  5.10       2,477,000  4.40       2,177,581  4.30
 08/20/08       12,312,936  5.64       11,889,000  5.44        8,173,000  4.89       2,477,000  4.19       1,445,166  4.09
 09/20/08       12,312,936  5.64       11,889,000  5.44        8,173,000  4.89       2,477,000  4.19         726,304  4.09
 10/20/08       12,312,936  5.85       11,889,000  5.65        8,173,000  5.10       2,477,000  4.40          20,746  4.30
 11/20/08       12,312,936  5.64       11,889,000  5.44        8,173,000  4.89       1,805,244  4.19
 12/20/08       12,312,936  5.85       11,889,000  5.65        8,173,000  5.10       1,125,557  4.40
 01/20/09       12,312,936  5.64       11,889,000  5.44        8,173,000  4.89         458,450  4.19
 02/20/09       12,312,936  5.64       11,889,000  5.44        7,976,689  4.89
 03/20/09       12,312,936  6.29       11,889,000  6.09        7,334,046  5.54
 04/20/09       12,312,936  5.64       11,889,000  5.44        6,703,297  4.89
 05/20/09       12,312,936  5.85       11,889,000  5.65        6,084,222  5.10
 06/20/09       12,312,936  5.64       11,889,000  5.44        5,476,606  4.89
 07/20/09       12,312,936  5.85       11,889,000  5.65        4,880,237  5.10
 08/20/09       12,312,936  5.64       11,889,000  5.44        4,294,907  4.89
 09/20/09       12,312,936  5.64       11,889,000  5.44        3,654,422  4.89
 10/20/09       12,312,936  5.85       11,889,000  5.65        2,963,556  5.10
 11/20/09       12,312,936  5.64       11,889,000  5.44        2,369,439  4.89
 12/20/09       12,312,936  5.85       11,889,000  5.65        1,561,100  5.10
 01/20/10       12,312,936  5.64       11,889,000  5.44          684,014  4.89
 02/20/10       12,312,936  5.65       11,081,615  5.45
 03/20/10       10,948,967  6.30




Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
--------------------------------------------------------------------------------

                      [Banc of America Securities - LOGO]
--------------------------------------------------------------------------------


                 MBS New Issue Term Sheet - Collateral Appendix




                   Banc of America Funding Corporation 2005-C

                                     Issuer



                Mortgage Pass-Through Certificates, Series 2005-C
                           $452,017,000 (approximate)



                                 April 19, 2005


         --------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Group 1 Collateral Summary
--------------------------------------------------------------------------------
Description of The Group 1 Mortgage Loans
-----------------------------------------

The Group 1 Mortgage Loans consist of Six-Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 to 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. 87.57% of the Group 1 Mortgage Loans require only the payment of interest until the 37th to 121st payment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and semi-annually thereafter. All of the mortgage interest rates will be indexed to Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The Six-Month LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The Six-Month LIBOR Index is the average of the interbank offered rates for six-month U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.500% to 14.375%. The effective minimum interest rate for substantially all of the Mortgage Loans will be its Gross Margin.

34.74% of the Group 1 Mortgage Loans have a prepayment fee as of the date of origination.
--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                                  Collateral Summary                  Range (if applicable)
                                                                  ------------------                  ---------------------

Total Outstanding Loan Balance                                       $495,361,118.59
Total Number of Loans                                                          2,181
Average Loan Principal Balance                                              $227,126                  $18,000 to $1,680,000
WA Gross Coupon                                                               6.400%                       4.875% to 8.625%
WA FICO                                                                          705                             620 to 814
WA Original Term                                                          360 months
WA Remaining Term                                                         359 months                      349 to 360 months
WA OLTV                                                                       77.94%                       22.40% to 95.00%
WA Months to First Rate Adjustment Date                                    40 months                       25 to 120 months
WA Gross Margin                                                               2.750%                       2.250% to 5.000%
WA Rate Ceiling                                                              12.234%                     10.500% to 14.375%


Geographic Concentration of Mortgaged Properties (Top 5         CA            28.15%
States) based on the Aggregate Stated Principal Balance         AZ             6.73%
                                                                FL             6.69%
                                                                NY             6.57%
                                                                IL             4.97%

--------------------------------------------------------------------------------


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


       Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate                 % of
                          Number of       Stated Principal         Cut-Off Date
                           Mortgage          Balance as of       Pool Principal
Occupancy                     Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------

Primary Residence               901        $268,731,633.78                54.25%
Investor Property             1,218         213,654,061.96                43.13
Second Home                      62          12,975,422.85                 2.62
-------------------------------------------------------------------------------
Total:                        2,181        $495,361,118.59               100.00%
===============================================================================


(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.



                  Property Types of the Group 1 Mortgage Loans

-------------------------------------------------------------------------------
                                                 Aggregate                 % of
                          Number of       Stated Principal         Cut-Off Date
                           Mortgage          Balance as of       Pool Principal
Property Type                 Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------
Single Family Residence       1,101        $253,438,769.30                51.16%
2-4 Family                      306          83,711,668.19                16.90
PUD Detached                    320          71,090,209.37                14.35
Condo - Low                     236          40,796,993.75                 8.24
PUD Attached                    101          19,552,501.42                 3.95
SFR-Attached                     65          11,896,702.79                 2.40
Condo - High                     29           7,953,526.66                 1.61
Condo - Mid                      16           4,370,971.21                 0.88
Cooperative                       3           1,588,655.90                 0.32
Condo - Site                      3             506,720.00                 0.10
PUD - 4 units                     1             454,400.00                 0.09
-------------------------------------------------------------------------------
Total:                        2,181        $495,361,118.59               100.00%
===============================================================================


               Mortgage Loan Purpose of the Group 1 Mortgage Loans



--------------------------------------------------------------------------------
                                                 Aggregate                 % of
                          Number of       Stated Principal         Cut-Off Date
                           Mortgage          Balance as of       Pool Principal
Purpose                       Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------
Purchase                      1,428        $306,525,754.72                61.88%
Refinance-Cashout               400         110,464,072.67                22.30
Refinance-Rate/Term             353          78,371,291.20                15.82
-------------------------------------------------------------------------------
Total:                        2,181        $495,361,118.59               100.00%
===============================================================================



Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


              Geographical Distribution of the Mortgage Properties
                        of the Group 1 Mortgage Loans (1)
-------------------------------------------------------------------------------
                                                 Aggregate                 % of
                          Number of       Stated Principal         Cut-Off Date
                           Mortgage          Balance as of       Pool Principal
Geographic Area               Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------
California                      383        $139,456,819.99                28.15%
Arizona                         198          33,355,745.91                 6.73
Florida                         179          33,141,926.88                 6.69
New York                         85          32,554,122.52                 6.57
Illinois                        119          24,608,970.32                 4.97
Nevada                           96          23,120,167.73                 4.67
Virginia                         94          22,977,547.20                 4.64
Massachusetts                    71          22,728,139.64                 4.59
Washington                       87          18,885,685.12                 3.81
Colorado                        108          17,775,576.66                 3.59
Maryland                         75          15,104,643.44                 3.05
New Jersey                       51          15,030,172.24                 3.03
Texas                            75          13,122,448.94                 2.65
Georgia                          98          12,122,815.11                 2.45
Minnesota                        52          10,573,548.72                 2.13
Oregon                           61          10,468,259.94                 2.11
Michigan                         54           7,640,112.36                 1.54
Ohio                             57           6,431,494.76                 1.30
Connecticut                      15           4,713,454.16                 0.95
Pennsylvania                     26           4,157,758.14                 0.84
North Carolina                   31           4,156,967.50                 0.84
Utah                             24           3,233,165.90                 0.65
District of Columbia             12           2,988,654.56                 0.60
South Carolina                   17           2,409,435.72                 0.49
Idaho                            19           1,946,948.16                 0.39
New Mexico                       11           1,881,052.14                 0.38
Montana                           8           1,693,250.00                 0.34
Tennessee                        15           1,653,203.28                 0.33
Missouri                         14           1,641,250.00                 0.33
New Hampshire                     8           1,505,300.00                 0.30
Rhode Island                      5           1,031,219.19                 0.21
Indiana                           7             706,053.28                 0.14
Delaware                          3             541,215.62                 0.11
Kansas                            6             473,500.00                 0.10
Kentucky                          3             372,702.37                 0.08
Louisiana                         1             300,000.00                 0.06
Nebraska                          4             203,771.09                 0.04
Wyoming                           2             164,300.00                 0.03
Oklahoma                          2             150,000.00                 0.03
Iowa                              1             127,920.00                 0.03
Alabama                           2             108,500.00                 0.02
Mississippi                       2             103,300.00                 0.02
-------------------------------------------------------------------------------
Total:                        2,181        $495,361,118.59               100.00%
===============================================================================

(1) As of the Cut-Off Date, no more than approximately 0.48% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)


-------------------------------------------------------------------------------
                                                   Aggregate               % of
                             Number of      Stated Principal       Cut-Off Date
Current Mortgage Loan         Mortgage         Balance as of     Pool Principal
Principal Balances ($)           Loans          Cut-Off Date            Balance
-------------------------------------------------------------------------------
0.01 - 50,000.00                    46         $1,922,816.90               0.39%
50,000.01 - 100,000.00             297         23,502,906.85               4.74
100,000.01 - 150,000.00            449         56,363,684.94              11.38
150,000.01 - 200,000.00            402         69,995,310.75              14.13
200,000.01 - 250,000.00            295         66,023,493.45              13.33
250,000.01 - 300,000.00            218         59,824,399.78              12.08
300,000.01 - 350,000.00            126         41,009,401.85               8.28
350,000.01 - 400,000.00            103         38,639,301.00               7.80
400,000.01 - 450,000.00             68         28,945,996.57               5.84
450,000.01 - 500,000.00             64         30,391,252.61               6.14
500,000.01 - 550,000.00             21         10,987,903.21               2.22
550,000.01 - 600,000.00             23         13,334,849.99               2.69
600,000.01 - 650,000.00             30         19,003,849.94               3.84
650,000.01 - 700,000.00              8          5,472,159.57               1.10
700,000.01 - 750,000.00              7          5,124,305.35               1.03
750,000.01 - 800,000.00              3          2,360,000.00               0.48
850,000.01 - 900,000.00              4          3,508,475.11               0.71
900,000.01 - 950,000.00              3          2,790,000.00               0.56
950,000.01 - 1,000,000.00            8          7,874,513.58               1.59
1,000,000.01 - 1,500,000.00          5          6,606,497.14               1.33
1,500,000.01 - 2,000,000.00          1          1,680,000.00               0.34
-------------------------------------------------------------------------------
Total:                           2,181       $495,361,118.59             100.00%
===============================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $227,126.

Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


         Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

-------------------------------------------------------------------------------
                                                 Aggregate                 % of
                          Number of       Stated Principal         Cut-Off Date
Original Loan-To-Value     Mortgage          Balance as of       Pool Principal
Ratios (%)                    Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------
20.01 - 25.00                     2            $405,000.00                 0.08%
25.01 - 30.00                     2             243,905.11                 0.05
30.01 - 35.00                     4             565,000.00                 0.11
35.01 - 40.00                     4           1,071,999.99                 0.22
40.01 - 45.00                     7           1,889,000.00                 0.38
45.01 - 50.00                     6           1,180,915.22                 0.24
50.01 - 55.00                    10           2,508,882.68                 0.51
55.01 - 60.00                    19           4,106,638.29                 0.83
60.01 - 65.00                    35          10,094,986.35                 2.04
65.01 - 70.00                   109          33,607,791.52                 6.78
70.01 - 75.00                   164          43,377,106.96                 8.76
75.01 - 80.00                 1,701         370,029,833.40                74.70
80.01 - 85.00                    17           4,235,656.74                 0.86
85.01 - 90.00                    72          15,994,087.19                 3.23
90.01 - 95.00                    29           6,050,315.14                 1.22
-------------------------------------------------------------------------------
Total:                        2,181        $495,361,118.59               100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 77.94%.


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


        Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)


-------------------------------------------------------------------------------
                                                 Aggregate                 % of
Current                   Number of       Stated Principal         Cut-Off Date
Mortgage Interest          Mortgage          Balance as of       Pool Principal
Rates (%)                     Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------
4.751 - 5.000                     2            $460,549.45                 0.09%
5.001 - 5.250                    22           4,434,655.98                 0.90
5.251 - 5.500                    56          12,733,367.50                 2.57
5.501 - 5.750                   157          34,741,865.74                 7.01
5.751 - 6.000                   335          76,641,015.71                15.47
6.001 - 6.250                   365          84,775,536.70                17.11
6.251 - 6.500                   480         107,706,383.22                21.74
6.501 - 6.750                   346          78,261,635.30                15.80
6.751 - 7.000                   249          56,046,514.86                11.31
7.001 - 7.250                    94          22,833,101.33                 4.61
7.251 - 7.500                    43           9,990,150.00                 2.02
7.501 - 7.750                    12           2,561,200.00                 0.52
7.751 - 8.000                    15           2,672,299.97                 0.54
8.001 - 8.250                     1             337,950.00                 0.07
8.251 - 8.500                     3           1,001,892.84                 0.20
8.501 - 8.750                     1             162,999.99                 0.03
-------------------------------------------------------------------------------
Total:                        2,181        $495,361,118.59               100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 6.400% per annum.



                 Gross Margins of the Group 1 Mortgage Loans (1)

-------------------------------------------------------------------------------
                                                 Aggregate                 % of
                          Number of       Stated Principal         Cut-Off Date
                           Mortgage          Balance as of       Pool Principal
Gross Margin (%)              Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------
2.001 - 2.250                     3            $975,649.45                 0.20%
2.501 - 2.750                 2,174         493,810,178.14                99.69
2.751 - 3.000                     1             242,891.00                 0.05
3.001 - 3.250                     1             103,600.00                 0.02
4.751 - 5.000                     2             228,800.00                 0.05
-------------------------------------------------------------------------------
Total:                        2,181        $495,361,118.59               100.00%
===============================================================================


(1) As of the Cut-Off Date, the weighted average Gross Margin of the Group 1 Mortgage Loans is expected to be approximately 2.750% per annum.


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


                 Rate Ceilings of the Group 1 Mortgage Loans (1)

-------------------------------------------------------------------------------
                                                 Aggregate                 % of
                          Number of       Stated Principal         Cut-Off Date
                           Mortgage          Balance as of       Pool Principal
Rate Ceilings (%)             Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------
10.001 - 11.000                  52         $12,960,796.24                 2.62%
11.001 - 12.000                 834         177,041,764.79                35.74
12.001 - 13.000               1,173         273,782,138.39                55.27
13.001 - 14.000                 119          30,412,576.33                 6.14
14.001 - 15.000                   3           1,163,842.84                 0.23
-------------------------------------------------------------------------------
Total:                        2,181        $495,361,118.59               100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 12.234% per annum.


      First or Next Rate Adjustment Date of the Group 1 Mortgage Loans (1)

-------------------------------------------------------------------------------
                                                 Aggregate                 % of
                          Number of       Stated Principal         Cut-Off Date
First or Next Rate         Mortgage          Balance as of       Pool Principal
Adjustment Date               Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------
May 1,2007                        1             $45,474.61                 0.01%
June 1,2007                       2             279,797.69                 0.06
October 1,2007                    2             277,750.00                 0.06
November 1,2007                   3             598,985.00                 0.12
December 1,2007                  15           5,327,344.25                 1.08
January 1,2008                   33           7,735,132.92                 1.56
February 1,2008                  70          18,577,992.24                 3.75
March 1,2008                    694         155,635,260.10                31.42
April 1,2008                    947         224,958,793.54                45.41
September 1,2009                  1             188,655.91                 0.04
October 1,2009                    2             363,954.66                 0.07
November 1,2009                   1             123,600.00                 0.02
December 1,2009                   3             763,950.00                 0.15
January 1,2010                    8           1,025,431.25                 0.21
February 1,2010                  19           2,893,012.73                 0.58
March 1,2010                    163          35,971,607.35                 7.26
April 1,2010                    197          36,657,549.99                 7.40
January 1,2012                    1              73,579.74                 0.01
March 1,2012                      5           1,447,538.06                 0.29
April 1,2012                      4           1,106,500.00                 0.22
January 1,2015                    1             133,549.99                 0.03
March 1,2015                      3             305,758.56                 0.06
April 1,2015                      6             869,900.00                 0.18
-------------------------------------------------------------------------------
Total:                        2,181        $495,361,118.59               100.00%
===============================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First or Next Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 40 months.


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


                Remaining Terms of the Group 1 Mortgage Loans (1)

-------------------------------------------------------------------------------
                                                 Aggregate                 % of
                          Number of       Stated Principal         Cut-Off Date
                           Mortgage          Balance as of       Pool Principal
Remaining Term (Months)       Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------
341 - 360                     2,181        $495,361,118.59               100.00%
-------------------------------------------------------------------------------
Total:                        2,181        $495,361,118.59               100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 359 months.


         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)

-------------------------------------------------------------------------------
                                                 Aggregate                 % of
                          Number of       Stated Principal         Cut-Off Date
                           Mortgage          Balance as of       Pool Principal
Credit Scores                 Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------
801 - 850                        22          $3,770,756.64                 0.76%
751 - 800                       381          82,409,600.47                16.64
701 - 750                       735         150,841,857.19                30.45
651 - 700                       895         216,989,513.08                43.80
601 - 650                       148          41,349,391.21                 8.35
-------------------------------------------------------------------------------
Total:                        2,181        $495,361,118.59               100.00%
===============================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                      Group 1 Conforming Collateral Summary
--------------------------------------------------------------------------------

Description of The Group 1 Conforming Mortgage Loans
----------------------------------------------------

The Group 1 Conforming Mortgage Loans consist of Six-Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 to 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. 86.44% of the Group 1 Conforming Mortgage Loans require only the payment of interest until the 37th to 121st payment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and semi-annually thereafter. All of the mortgage interest rates will be indexed to Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The Six-Month LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The Six-Month LIBOR Index is the average of the interbank offered rates for six-month U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.500% to 14.375%. The effective minimum interest rate for substantially all of the Mortgage Loans will be its Gross Margin.

39.94% of the Group 1 Conforming Mortgage Loans have a prepayment fee as of the date of origination.
--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 1 Conforming Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                                  Collateral Summary                  Range (if applicable)
Total Outstanding Loan Balance                                       $359,184,055.74
Total Number of Loans                                                          1,930
Average Loan Principal Balance                                              $186,106                    $18,000 to $663,750
WA Gross Coupon                                                               6.366%                       4.875% to 8.625%
WA FICO                                                                          708                             620 to 814
WA Original Term                                                          360 months
WA Remaining Term                                                         359 months                      349 to 360 months
WA OLTV                                                                       78.46%                       22.40% to 95.00%
WA Months to First Rate Adjustment Date                                    40 months                       25 to 120 months
WA Gross Margin                                                               2.751%                       2.250% to 5.000%
WA Rate Ceiling                                                              12.188%                     10.500% to 14.375%
Geographic Concentration of Mortgaged Properties (Top 5         CA            19.45%
States) based on the Aggregate Stated Principal Balance         AZ             8.63%
                                                                FL             7.53%
                                                                IL             6.11%
                                                                NV             5.21%

--------------------------------------------------------------------------------


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


 Occupancy of Mortgaged Properties of the Group 1 Conforming Mortgage Loans (1)

-------------------------------------------------------------------------------
                                                 Aggregate                 % of
                          Number of       Stated Principal         Cut-Off Date
                           Mortgage          Balance as of       Pool Principal
Occupancy                     Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------
Investor Property             1,171        $190,835,147.22                53.13%
Primary Residence               703         157,938,547.69                43.97
Second Home                      56          10,410,360.83                 2.90
-------------------------------------------------------------------------------
Total:                        1,930        $359,184,055.74               100.00%
===============================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


             Property Types of the Group 1 Conforming Mortgage Loans

-------------------------------------------------------------------------------
                                                 Aggregate                 % of
                          Number of       Stated Principal         Cut-Off Date
                           Mortgage          Balance as of       Pool Principal
Property Type                 Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------
Single Family Residence         937        $163,212,728.65                45.44%
2-4 Family                      288          73,298,304.63                20.41
PUD Detached                    282          51,900,215.85                14.45
Condo - Low                     225          35,688,561.32                 9.94
PUD Attached                     98          18,084,918.72                 5.04
SFR-Attached                     59           8,332,202.79                 2.32
Condo - High                     22           4,537,226.66                 1.26
Condo - Mid                      14           2,980,121.21                 0.83
Condo - Site                      3             506,720.00                 0.14
PUD - 4 units                     1             454,400.00                 0.13
Cooperative                       1             188,655.91                 0.05
-------------------------------------------------------------------------------
Total:                        1,930        $359,184,055.74               100.00%
===============================================================================


         Mortgage Loan Purpose of the Group 1 Conforming Mortgage Loans

-------------------------------------------------------------------------------
                                                 Aggregate                 % of
                          Number of       Stated Principal         Cut-Off Date
                           Mortgage          Balance as of       Pool Principal
Purpose                       Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------
Purchase                      1,288        $230,332,223.58                64.13%
Refinance-Cashout               324          69,659,198.87                19.39
Refinance-Rate/Term             318          59,192,633.29                16.48
-------------------------------------------------------------------------------
Total:                        1,930        $359,184,055.74               100.00%
===============================================================================


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


              Geographical Distribution of the Mortgage Properties
                  of the Group 1 Conforming Mortgage Loans (1)

-------------------------------------------------------------------------------
                                                 Aggregate                 % of
                          Number of       Stated Principal         Cut-Off Date
                           Mortgage          Balance as of       Pool Principal
Geographic Area               Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------
California                      256         $69,874,535.94                19.45%
Arizona                         192          31,012,866.58                 8.63
Florida                         167          27,058,826.90                 7.53
Illinois                        114          21,932,912.39                 6.11
Nevada                           88          18,725,187.75                 5.21
Massachusetts                    65          18,552,631.44                 5.17
Colorado                        107          17,345,576.66                 4.83
New York                         58          17,317,149.56                 4.82
Virginia                         82          17,071,397.25                 4.75
Washington                       77          13,742,985.12                 3.83
Maryland                         68          11,786,941.79                 3.28
Georgia                          97          11,623,232.41                 3.24
New Jersey                       44          10,874,114.67                 3.03
Oregon                           59           9,622,859.94                 2.68
Minnesota                        49           9,255,122.49                 2.58
Texas                            69           8,602,780.42                 2.40
Michigan                         52           6,621,218.56                 1.84
Ohio                             57           6,431,494.76                 1.79
Pennsylvania                     25           3,788,158.14                 1.05
North Carolina                   30           3,747,367.50                 1.04
Utah                             24           3,233,165.90                 0.90
Connecticut                      12           2,667,954.16                 0.74
District of Columbia             10           2,142,654.56                 0.60
Idaho                            19           1,946,948.16                 0.54
South Carolina                   16           1,909,435.72                 0.53
Montana                           8           1,693,250.00                 0.47
Tennessee                        15           1,653,203.28                 0.46
Missouri                         14           1,641,250.00                 0.46
New Mexico                       10           1,521,052.14                 0.42
New Hampshire                     8           1,505,300.00                 0.42
Rhode Island                      5           1,031,219.19                 0.29
Indiana                           7             706,053.28                 0.20
Delaware                          3             541,215.62                 0.15
Kansas                            6             473,500.00                 0.13
Kentucky                          3             372,702.37                 0.10
Louisiana                         1             300,000.00                 0.08
Nebraska                          4             203,771.09                 0.06
Wyoming                           2             164,300.00                 0.05
Oklahoma                          2             150,000.00                 0.04
Iowa                              1             127,920.00                 0.04
Alabama                           2             108,500.00                 0.03
Mississippi                       2             103,300.00                 0.03
-------------------------------------------------------------------------------
Total:                        1,930        $359,184,055.74               100.00%
===============================================================================

(1) As of the Cut-Off Date, no more than approximately 0.61% of the Group 1 Conforming Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


                 Current Mortgage Loan Principal Balances of the
                     Group 1 Conforming Mortgage Loans (1)

-------------------------------------------------------------------------------
                                                 Aggregate                 % of
                          Number of       Stated Principal         Cut-Off Date
Current Mortgage Loan      Mortgage          Balance as of       Pool Principal
Principal Balances ($)        Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------
0.01 - 50,000.00                 46          $1,922,816.90                 0.54%
50,000.01 - 100,000.00          297          23,502,906.85                 6.54
100,000.01 - 150,000.00         449          56,363,684.94                15.69
150,000.01 - 200,000.00         402          69,995,310.75                19.49
200,000.01 - 250,000.00         295          66,023,493.45                18.38
250,000.01 - 300,000.00         218          59,824,399.78                16.66
300,000.01 - 350,000.00         126          41,009,401.85                11.42
350,000.01 - 400,000.00          50          18,206,487.93                 5.07
400,000.01 - 450,000.00          25          10,697,034.79                 2.98
450,000.01 - 500,000.00          10           4,701,668.51                 1.31
500,000.01 - 550,000.00           5           2,605,600.00                 0.73
550,000.01 - 600,000.00           2           1,174,500.00                 0.33
600,000.01 - 650,000.00           4           2,493,000.00                 0.69
650,000.01 - 700,000.00           1             663,749.99                 0.18
-------------------------------------------------------------------------------
Total:                        1,930        $359,184,055.74               100.00%
===============================================================================



(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Conforming Mortgage Loans is expected to be approximately $186,106.


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


   Original Loan-To-Value Ratios of the Group 1 Conforming Mortgage Loans (1)

-------------------------------------------------------------------------------
                                                 Aggregate                 % of
                          Number of       Stated Principal         Cut-Off Date
Original Loan-To-Value     Mortgage          Balance as of       Pool Principal
Ratios (%)                    Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------
20.01 - 25.00                     2            $405,000.00                 0.11%
25.01 - 30.00                     2             243,905.11                 0.07
30.01 - 35.00                     4             565,000.00                 0.16
35.01 - 40.00                     3             345,999.99                 0.10
40.01 - 45.00                     5             744,000.00                 0.21
45.01 - 50.00                     5             650,915.22                 0.18
50.01 - 55.00                     8           1,312,299.99                 0.37
55.01 - 60.00                    17           3,235,238.29                 0.90
60.01 - 65.00                    26           5,011,986.35                 1.40
65.01 - 70.00                    81          15,455,341.55                 4.30
70.01 - 75.00                   137          25,804,685.03                 7.18
75.01 - 80.00                 1,542         288,814,657.14                80.41
80.01 - 85.00                    13           2,305,656.75                 0.64
85.01 - 90.00                    58           9,041,805.18                 2.52
90.01 - 95.00                    27           5,247,565.14                 1.46
-------------------------------------------------------------------------------
Total:                        1,930        $359,184,055.74               100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group 1 Conforming Mortgage Loans is expected to be approximately 78.46%.


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


  Current Mortgage Interest Rates of the Group 1 Conforming Mortgage Loans (1)

-------------------------------------------------------------------------------
                                                 Aggregate                 % of
Current                   Number of       Stated Principal         Cut-Off Date
Mortgage Interest          Mortgage          Balance as of       Pool Principal
Rates (%)                     Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------
4.751 - 5.000                     2            $460,549.45                 0.13%
5.001 - 5.250                    21           4,050,755.98                 1.13
5.251 - 5.500                    53          11,237,567.52                 3.13
5.501 - 5.750                   152          31,914,881.57                 8.89
5.751 - 6.000                   298          56,266,994.84                15.67
6.001 - 6.250                   321          60,782,055.06                16.92
6.251 - 6.500                   425          77,030,455.72                21.45
6.501 - 6.750                   298          53,011,160.23                14.76
6.751 - 7.000                   216          37,744,270.56                10.51
7.001 - 7.250                    80          15,395,122.00                 4.29
7.251 - 7.500                    36           6,600,500.00                 1.84
7.501 - 7.750                    11           2,089,200.00                 0.58
7.751 - 8.000                    13           1,717,699.98                 0.48
8.001 - 8.250                     1             337,950.00                 0.09
8.251 - 8.500                     2             381,892.84                 0.11
8.501 - 8.750                     1             162,999.99                 0.05
-------------------------------------------------------------------------------
Total:                        1,930        $359,184,055.74               100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Conforming Mortgage Loans is expected to be approximately 6.366% per annum.



           Gross Margins of the Group 1 Conforming Mortgage Loans (1)

-------------------------------------------------------------------------------
                                                 Aggregate                 % of
                          Number of       Stated Principal         Cut-Off Date
                           Mortgage          Balance as of       Pool Principal
Gross Margin (%)              Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------
2.001 - 2.250                     2            $575,649.45                 0.16%
2.501 - 2.750                 1,924         358,033,115.29                99.68
2.751 - 3.000                     1             242,891.00                 0.07
3.001 - 3.250                     1             103,600.00                 0.03
4.751 - 5.000                     2             228,800.00                 0.06
-------------------------------------------------------------------------------
Total:                        1,930        $359,184,055.74               100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Gross Margin of the Group 1 Conforming Mortgage Loans is expected to be approximately 2.751% per annum.


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


           Rate Ceilings of the Group 1 Conforming Mortgage Loans (1)

-------------------------------------------------------------------------------
                                                 Aggregate                 % of
                          Number of       Stated Principal         Cut-Off Date
                           Mortgage          Balance as of       Pool Principal
Rate Ceilings (%)             Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------
10.001 - 11.000                  46         $10,058,196.25                 2.80%
11.001 - 12.000                 770         141,388,697.51                39.36
12.001 - 13.000               1,014         187,469,072.13                52.19
13.001 - 14.000                  98          19,724,247.01                 5.49
14.001 - 15.000                   2             543,842.84                 0.15
-------------------------------------------------------------------------------
Total:                        1,930        $359,184,055.74               100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Conforming Mortgage Loans is expected to be approximately 12.188% per annum.


 First or Next Rate Adjustment Date of the Group 1 Conforming Mortgage Loans (1)

-------------------------------------------------------------------------------
                                                 Aggregate                 % of
                          Number of       Stated Principal         Cut-Off Date
First or Next Rate         Mortgage          Balance as of       Pool Principal
Adjustment Date               Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------
May 1,2007                        1             $45,474.61                 0.01%
June 1,2007                       2             279,797.69                 0.08
October 1,2007                    2             277,750.00                 0.08
November 1,2007                   3             598,985.00                 0.17
December 1,2007                   8           1,792,082.77                 0.50
January 1,2008                   30           6,429,187.29                 1.79
February 1,2008                  56          11,249,932.97                 3.13
March 1,2008                    622         115,544,755.71                32.17
April 1,2008                    825         158,984,963.70                44.26
September 1,2009                  1             188,655.91                 0.05
October 1,2009                    2             363,954.66                 0.10
November 1,2009                   1             123,600.00                 0.03
December 1,2009                   2             283,950.00                 0.08
January 1,2010                    8           1,025,431.25                 0.29
February 1,2010                  19           2,893,012.73                 0.81
March 1,2010                    145          25,371,495.11                 7.06
April 1,2010                    184          30,249,199.99                 8.42
January 1,2012                    1              73,579.74                 0.02
March 1,2012                      5           1,447,538.06                 0.40
April 1,2012                      3             651,500.00                 0.18
January 1,2015                    1             133,549.99                 0.04
March 1,2015                      3             305,758.56                 0.09
April 1,2015                      6             869,900.00                 0.24
-------------------------------------------------------------------------------
Total:                        1,930        $359,184,055.74               100.00%
===============================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First or Next Adjustment Date for the Group 1 Conforming Mortgage Loans is expected to be approximately 40 months.


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


          Remaining Terms of the Group 1 Conforming Mortgage Loans (1)

-------------------------------------------------------------------------------
                                                 Aggregate                 % of
                          Number of       Stated Principal         Cut-Off Date
                           Mortgage          Balance as of       Pool Principal
Remaining Term (Months)       Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------
341 - 360                     1,930        $359,184,055.74               100.00%
-------------------------------------------------------------------------------
Total:                        1,930        $359,184,055.74               100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Conforming Mortgage Loans is expected to be approximately 359 months.



    Credit Scoring of Mortgagors of the Group 1 Conforming Mortgage Loans (1)

-------------------------------------------------------------------------------
                                                 Aggregate                 % of
                          Number of       Stated Principal         Cut-Off Date
                           Mortgage          Balance as of       Pool Principal
Credit Scores                 Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------
801 - 850                        21          $3,326,756.64                 0.93%
751 - 800                       348          63,004,873.07                17.54
701 - 750                       675         119,945,650.81                33.39
651 - 700                       768         146,913,880.35                40.90
601 - 650                       118          25,992,894.87                 7.24
-------------------------------------------------------------------------------
Total:                        1,930        $359,184,055.74               100.00%
===============================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   Group 1 Non Conforming Collateral Summary
--------------------------------------------------------------------------------

Description of The Group 1 Non Conforming Mortgage Loans
--------------------------------------------------------

The Group 1 Non Conforming Mortgage Loans consist of Six-Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 to 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. 90.55% of the Group 1 Mortgage Loans require only the payment of interest until the 37th to 85th payment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and semi-annually thereafter. All of the mortgage interest rates will be indexed to Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The Six-Month LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The Six-Month LIBOR Index is the average of the interbank offered rates for six-month U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.625% to 14.375%. The effective minimum interest rate for substantially all of the Mortgage Loans will be its Gross Margin.

21.04% of the Group 1 Non Conforming Mortgage Loans have a prepayment fee as of the date of origination.
--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 1 Non Conforming Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                                  Collateral Summary                  Range (if applicable)
                                                                  ------------------                  ---------------------
Total Outstanding Loan Balance                                       $136,177,062.85
Total Number of Loans                                                            251
Average Loan Principal Balance                                              $542,538                 $360,000 to $1,680,000
WA Gross Coupon                                                               6.488%                       5.250% to 8.375%
WA FICO                                                                          695                             625 to 805
WA Original Term                                                          360 months
WA Remaining Term                                                         359 months                      356 to 360 months
WA OLTV                                                                       76.55%                       35.41% to 95.00%
WA Months to First Rate Adjustment Date                                    39 months                        32 to 84 months
WA Gross Margin                                                               2.749%                       2.250% to 2.750%
WA Rate Ceiling                                                              12.356%                     10.625% to 14.375%
Geographic Concentration of Mortgaged Properties (Top 5         CA            51.10%
States) based on the Aggregate Stated Principal Balance         NY            11.19%
                                                                FL             4.47%
                                                                VA             4.34%
                                                                WA             3.78%

--------------------------------------------------------------------------------


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


                Occupancy of Mortgaged Properties of the Group 1
                       Non Conforming Mortgage Loans (1)

-------------------------------------------------------------------------------
                                                 Aggregate                 % of
                          Number of       Stated Principal         Cut-Off Date
                           Mortgage          Balance as of       Pool Principal
Occupancy                     Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------
Primary Residence               198        $110,793,086.09                81.36%
Investor Property                47          22,818,914.74                16.76
Second Home                       6           2,565,062.02                 1.88
-------------------------------------------------------------------------------
Total:                          251        $136,177,062.85               100.00%
===============================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


           Property Types of the Group 1 Non Conforming Mortgage Loans

-------------------------------------------------------------------------------
                                                 Aggregate                 % of
                          Number of       Stated Principal         Cut-Off Date
                           Mortgage          Balance as of       Pool Principal
Property Type                 Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------
Single Family Residence         164         $90,226,040.65                66.26%
PUD Detached                     38          19,189,993.52                14.09
2-4 Family                       18          10,413,363.56                 7.65
Condo - Low                      11           5,108,432.43                 3.75
SFR-Attached                      6           3,564,500.00                 2.62
Condo - High                      7           3,416,300.00                 2.51
PUD Attached                      3           1,467,582.70                 1.08
Cooperative                       2           1,399,999.99                 1.03
Condo - Mid                       2           1,390,850.00                 1.02
-------------------------------------------------------------------------------
Total:                          251        $136,177,062.85               100.00%
===============================================================================



       Mortgage Loan Purpose of the Group 1 Non Conforming Mortgage Loans



-------------------------------------------------------------------------------
                                                 Aggregate                 % of
                          Number of       Stated Principal         Cut-Off Date
                           Mortgage          Balance as of       Pool Principal
Purpose                       Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------
Purchase                        140         $76,193,531.14                55.95%
Refinance-Cashout                76          40,804,873.80                29.96
Refinance-Rate/Term              35          19,178,657.91                14.08
-------------------------------------------------------------------------------
Total:                          251        $136,177,062.85               100.00%
===============================================================================


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


              Geographical Distribution of the Mortgage Properties
                of the Group 1 Non Conforming Mortgage Loans (1)
-------------------------------------------------------------------------------
                                                 Aggregate                 % of
                          Number of       Stated Principal         Cut-Off Date
                           Mortgage          Balance as of       Pool Principal
Geographic Area               Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------
California                      127         $69,582,284.05                51.10%
New York                         27          15,236,972.96                11.19
Florida                          12           6,083,099.98                 4.47
Virginia                         12           5,906,149.95                 4.34
Washington                       10           5,142,700.00                 3.78
Texas                             6           4,519,668.52                 3.32
Nevada                            8           4,394,979.98                 3.23
Massachusetts                     6           4,175,508.20                 3.07
New Jersey                        7           4,156,057.57                 3.05
Maryland                          7           3,317,701.65                 2.44
Illinois                          5           2,676,057.93                 1.97
Arizona                           6           2,342,879.33                 1.72
Connecticut                       3           2,045,500.00                 1.50
Minnesota                         3           1,318,426.23                 0.97
Michigan                          2           1,018,893.80                 0.75
District of Columbia              2             846,000.00                 0.62
Oregon                            2             845,400.00                 0.62
South Carolina                    1             500,000.00                 0.37
Georgia                           1             499,582.70                 0.37
Colorado                          1             430,000.00                 0.32
North Carolina                    1             409,600.00                 0.30
Pennsylvania                      1             369,600.00                 0.27
New Mexico                        1             360,000.00                 0.26
-------------------------------------------------------------------------------
Total:                          251        $136,177,062.85               100.00%
===============================================================================

(1) As of the Cut-Off Date, no more than approximately 1.47% of the Group 1 Non Conforming Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.



Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


                 Current Mortgage Loan Principal Balances of the
                   Group 1 Non Conforming Mortgage Loans (1)

-------------------------------------------------------------------------------
                                                  Aggregate                % of
                             Number of     Stated Principal        Cut-Off Date
Current Mortgage Loan         Mortgage        Balance as of      Pool Principal
Principal Balances ($)           Loans         Cut-Off Date             Balance
-------------------------------------------------------------------------------
350,000.01 - 400,000.00             53       $20,432,813.07               15.00%
400,000.01 - 450,000.00             43        18,248,961.78               13.40
450,000.01 - 500,000.00             54        25,689,584.10               18.86
500,000.01 - 550,000.00             16         8,382,303.21                6.16
550,000.01 - 600,000.00             21        12,160,349.99                8.93
600,000.01 - 650,000.00             26        16,510,849.94               12.12
650,000.01 - 700,000.00              7         4,808,409.58                3.53
700,000.01 - 750,000.00              7         5,124,305.35                3.76
750,000.01 - 800,000.00              3         2,360,000.00                1.73
850,000.01 - 900,000.00              4         3,508,475.11                2.58
900,000.01 - 950,000.00              3         2,790,000.00                2.05
950,000.01 - 1,000,000.00            8         7,874,513.58                5.78
1,000,000.01 - 1,500,000.00          5         6,606,497.14                4.85
1,500,000.01 - 2,000,000.00          1         1,680,000.00                1.23
-------------------------------------------------------------------------------
Total:                             251      $136,177,062.85              100.00%
===============================================================================



(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Non Conforming Mortgage Loans is expected to be approximately $542,538.


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


 Original Loan-To-Value Ratios of the Group 1 Non Conforming Mortgage Loans (1)

-------------------------------------------------------------------------------
                                                 Aggregate                 % of
                          Number of       Stated Principal         Cut-Off Date
Original Loan-To-Value     Mortgage          Balance as of       Pool Principal
Ratios (%)                    Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------
35.01 - 40.00                     1            $726,000.00                 0.53%
40.01 - 45.00                     2           1,145,000.00                 0.84
45.01 - 50.00                     1             530,000.00                 0.39
50.01 - 55.00                     2           1,196,582.69                 0.88
55.01 - 60.00                     2             871,400.00                 0.64
60.01 - 65.00                     9           5,083,000.00                 3.73
65.01 - 70.00                    28          18,152,449.97                13.33
70.01 - 75.00                    27          17,572,421.93                12.90
75.01 - 80.00                   159          81,215,176.26                59.64
80.01 - 85.00                     4           1,929,999.99                 1.42
85.01 - 90.00                    14           6,952,282.01                 5.11
90.01 - 95.00                     2             802,750.00                 0.59
-------------------------------------------------------------------------------
Total:                          251        $136,177,062.85               100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group 1 Non Conforming Mortgage Loans is expected to be approximately 76.55%.


                     Current Mortgage Interest Rates of the
                   Group 1 Non Conforming Mortgage Loans (1)

-------------------------------------------------------------------------------
                                                 Aggregate                 % of
Current                   Number of       Stated Principal         Cut-Off Date
Mortgage Interest          Mortgage          Balance as of       Pool Principal
Rates (%)                     Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------
5.001 - 5.250                     1            $383,900.00                 0.28%
5.251 - 5.500                     3           1,495,799.98                 1.10
5.501 - 5.750                     5           2,826,984.17                 2.08
5.751 - 6.000                    37          20,374,020.87                14.96
6.001 - 6.250                    44          23,993,481.64                17.62
6.251 - 6.500                    55          30,675,927.50                22.53
6.501 - 6.750                    48          25,250,475.07                18.54
6.751 - 7.000                    33          18,302,244.30                13.44
7.001 - 7.250                    14           7,437,979.33                 5.46
7.251 - 7.500                     7           3,389,650.00                 2.49
7.501 - 7.750                     1             472,000.00                 0.35
7.751 - 8.000                     2             954,599.99                 0.70
8.251 - 8.500                     1             620,000.00                 0.46
-------------------------------------------------------------------------------
Total:                          251        $136,177,062.85               100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Non Conforming Mortgage Loans is expected to be approximately 6.488% per annum.


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


         Gross Margins of the Group 1 Non Conforming Mortgage Loans (1)

-------------------------------------------------------------------------------
                                                 Aggregate                 % of
                          Number of       Stated Principal         Cut-Off Date
                           Mortgage          Balance as of       Pool Principal
Gross Margin (%)              Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------
2.001 - 2.250                     1            $400,000.00                 0.29%
2.501 - 2.750                   250         135,777,062.85                99.71
-------------------------------------------------------------------------------
Total:                          251        $136,177,062.85               100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Gross Margin of the Group 1 Non Conforming Mortgage Loans is expected to be approximately 2.749% per annum.


         Rate Ceilings of the Group 1 Non Conforming Mortgage Loans (1)

-------------------------------------------------------------------------------
                                                 Aggregate                 % of
                          Number of       Stated Principal         Cut-Off Date
                           Mortgage          Balance as of       Pool Principal
Rate Ceilings (%)             Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------
10.001 - 11.000                   6          $2,902,599.99                 2.13%
11.001 - 12.000                  64          35,653,067.28                26.18
12.001 - 13.000                 159          86,313,066.26                63.38
13.001 - 14.000                  21          10,688,329.32                 7.85
14.001 - 15.000                   1             620,000.00                 0.46
-------------------------------------------------------------------------------
Total:                          251        $136,177,062.85               100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Non Conforming Mortgage Loans is expected to be approximately 12.356% per annum.


                    First or Next Rate Adjustment Date of the
                   Group 1 Non Conforming Mortgage Loans (1)

-------------------------------------------------------------------------------
                                                 Aggregate                 % of
                          Number of       Stated Principal         Cut-Off Date
First or Next Rate         Mortgage          Balance as of       Pool Principal
Adjustment Date               Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------
December 1,2007                   7          $3,535,261.48                 2.60%
January 1,2008                    3           1,305,945.63                 0.96
February 1,2008                  14           7,328,059.27                 5.38
March 1,2008                     72          40,090,504.39                29.44
April 1,2008                    122          65,973,829.84                48.45
December 1,2009                   1             480,000.00                 0.35
March 1,2010                     18          10,600,112.24                 7.78
April 1,2010                     13           6,408,350.00                 4.71
April 1,2012                      1             455,000.00                 0.33
-------------------------------------------------------------------------------
Total:                          251        $136,177,062.85               100.00%
===============================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First or Next Adjustment Date for the Group 1 Non Conforming Mortgage Loans is expected to be approximately 39 months.


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Banc of America Funding Corp., 2005-C
[Banc of America       Mortgage Pass-Through Certificates
Securities - LOGO]         $452,017,000 (approximate)
--------------------------------------------------------------------------------


        Remaining Terms of the Group 1 Non Conforming Mortgage Loans (1)

-------------------------------------------------------------------------------
                                                 Aggregate                 % of
                          Number of       Stated Principal         Cut-Off Date
                           Mortgage          Balance as of       Pool Principal
Remaining Term (Months)       Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------
341 - 360                       251        $136,177,062.85               100.00%
-------------------------------------------------------------------------------
Total:                          251        $136,177,062.85               100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Non Conforming Mortgage Loans is expected to be approximately 359 months.


  Credit Scoring of Mortgagors of the Group 1 Non Conforming Mortgage Loans (1)

-------------------------------------------------------------------------------
                                                 Aggregate                 % of
                          Number of       Stated Principal         Cut-Off Date
                           Mortgage          Balance as of       Pool Principal
Credit Scores                 Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------
801 - 850                         1            $444,000.00                 0.33%
751 - 800                        33          19,404,727.40                14.25
701 - 750                        60          30,896,206.38                22.69
651 - 700                       127          70,075,632.73                51.46
601 - 650                        30          15,356,496.34                11.28
-------------------------------------------------------------------------------
Total:                          251        $136,177,062.85               100.00%
===============================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------


                                   BAFC 05-C
                                    Replines

                                                     Cut-Off
                                                    Remaining
                                       Cut-Off       Term to           Remaining                  Cut-Off
                        Gross         Principal      Stated     Loan      IO          Gross       Months        Rate
Group     Index         Coupon         Balance      Maturity    Age      Term         Margin      to Roll      Ceiling
-----   ----------   ------------   -------------   ---------   ----   ---------   ------------   -------   -------------
1A      6 MO LIBOR   7.8750000000      160,000.00         360      0           0   2.7500000000       120   12.8750000000
1A      6 MO LIBOR   6.2500000000      133,549.99         357      3         117   2.7500000000       117   11.2500000000
1A      6 MO LIBOR   6.7500000000      125,850.00         359      1         119   2.7500000000       119   11.7500000000
1A      6 MO LIBOR   7.3750000000      110,000.00         360      0         120   2.7500000000       120   12.3750000000
1A      6 MO LIBOR   6.5000000000      186,197.69         350     10           0   2.7500000000        26   12.5000000000
1A      6 MO LIBOR   6.3750000000      266,247.93         355      5           0   2.7500000000        31   12.3750000000
1A      6 MO LIBOR   6.1250000000      332,293.08         356      4           0   2.7500000000        32   12.1250000000
1A      6 MO LIBOR   6.0701303843    1,127,458.53         357      3           0   2.7500000000        33   12.0701303843
1A      6 MO LIBOR   6.6385113922    1,509,188.85         358      2           0   2.7500000000        34   12.7341984496
1A      6 MO LIBOR   6.1670639765   13,207,098.65         359      1           0   2.7500000000        35   12.1670639765
1A      6 MO LIBOR   6.4260607989   12,609,600.00         360      0           0   2.7500000000        36   12.4260607989
1A      6 MO LIBOR   6.2500000000       45,474.61         349     11          25   2.7500000000        25   12.2500000000
1A      6 MO LIBOR   5.3750000000       97,750.00         354      6          30   2.7500000000        30   11.3750000000
1A      6 MO LIBOR   5.7500000000      252,000.00         355      5          31   2.7500000000        31   11.7500000000
1A      6 MO LIBOR   6.0000000000      432,642.23         356      4          32   2.4393507136        32   12.0000000000
1A      6 MO LIBOR   5.7983019008    2,356,533.14         357      3          33   2.7500000000        33   11.7983019008
1A      6 MO LIBOR   5.7349616789    1,988,619.60         358      2          34   2.7500000000        34   11.7349616789
1A      6 MO LIBOR   6.2942849211    2,130,183.40         359      1          35   2.7500000000        35   12.2942849211
1A      6 MO LIBOR   6.1726932668      288,720.00         360      0          36   2.7500000000        36   12.1726932668
1A      6 MO LIBOR   5.7500000000      191,799.99         358      2          58   2.7500000000        34   11.7500000000
1A      6 MO LIBOR   5.6942522107      520,200.00         356      4         116   2.7500000000        32   11.6942522107
1A      6 MO LIBOR   6.1682784173    1,385,190.99         357      3         117   2.7500000000        33   12.1682784173
1A      6 MO LIBOR   5.9907263312    3,309,770.33         358      2         118   2.7036449029        34   11.9538204502
1A      6 MO LIBOR   6.3500085453   57,830,139.37         359      1         119   2.7500000000        35   12.3500085453
1A      6 MO LIBOR   6.5027600742   81,035,244.14         360      0         120   2.7504794210        36   12.5027600742
1A      6 MO LIBOR   6.0000000000      188,655.91         353      7           0   2.7500000000        53   11.0000000000
1A      6 MO LIBOR   6.3750000000      228,704.70         354      6           0   2.7500000000        54   11.3750000000
1A      6 MO LIBOR   6.0443196557      932,376.63         359      1           0   2.7500000000        59   11.0443196557
1A      6 MO LIBOR   6.6246303753    1,589,450.00         360      0           0   2.7500000000        60   11.6246303753
1A      6 MO LIBOR   6.6250000000      135,249.96         354      6          54   2.7500000000        54   11.6250000000
1A      6 MO LIBOR   5.9356045185      491,299.98         357      3          57   2.7500000000        57   10.9356045185
1A      6 MO LIBOR   6.5560148142      981,471.88         358      2          58   2.7500000000        58   11.5560148142
1A      6 MO LIBOR   7.4584597236      593,400.00         359      1          59   2.7500000000        59   12.4584597236
1A      6 MO LIBOR   6.4084345836      283,950.00         356      4         116   2.7500000000        56   11.4084345836
1A      6 MO LIBOR   7.3750000000      120,000.00         357      3         117   2.7500000000        57   12.3750000000
1A      6 MO LIBOR   6.6633736733    1,487,747.72         358      2         118   2.7500000000        58   11.6633736733
1A      6 MO LIBOR   6.5890147061   12,281,058.35         359      1         119   2.7500000000        59   11.5890147061
1A      6 MO LIBOR   6.5110159963   13,496,849.99         360      0         120   2.7500000000        60   11.5110159963
1A      6 MO LIBOR   6.8216855385    1,059,749.99         359      1         119   2.7500000000        83   11.8216855385
1A      6 MO LIBOR   7.3750000000      239,900.00         360      0         120   2.7500000000        84   12.3750000000
1A      6 MO LIBOR   6.7500000000      106,108.56         359      1           0   2.7500000000       119   11.7500000000
1A      6 MO LIBOR   6.6250000000       73,800.00         359      1         119   2.7500000000       119   11.6250000000
1A      6 MO LIBOR   6.8457242874      599,900.00         360      0         120   2.7500000000       120   11.8457242874
1A      6 MO LIBOR   6.5000000000      199,819.19         359      1           0   2.7500000000        35   12.5000000000
1A      6 MO LIBOR   6.3173712945      156,453.28         359      1           0   2.7500000000        35   12.3173712945
1A      6 MO LIBOR   5.3750000000      143,947.50         356      4           0   2.7500000000        32   11.3750000000
1A      6 MO LIBOR   5.7500000000       96,894.05         357      3           0   2.7500000000        33   11.7500000000
1A      6 MO LIBOR   7.2500000000      146,170.89         358      2           0   2.7500000000        34   13.2500000000
1A      6 MO LIBOR   6.1691708777    5,529,871.69         359      1           0   2.7500000000        35   12.1691708777
1A      6 MO LIBOR   6.2685277570    6,873,421.32         360      0           0   2.7500000000        36   12.2685277570
1A      6 MO LIBOR   6.4434963100      867,200.00         360      0         120   2.7500000000        36   12.4434963100
1A      6 MO LIBOR   6.4367283951      324,000.00         359      1         119   2.7500000000        35   12.4367283951
1A      6 MO LIBOR   5.8750000000      126,400.00         359      1          35   2.7500000000        35   11.8750000000
1A      6 MO LIBOR   5.6451157538      265,650.00         360      0         120   2.7500000000        36   11.6451157538
1A      6 MO LIBOR   6.3750000000       93,600.00         350     10          26   2.7500000000        26   12.3750000000
1A      6 MO LIBOR   5.7500000000      180,000.00         354      6          30   2.7500000000        30   11.7500000000
1A      6 MO LIBOR   5.6463492202      826,500.62         357      3          33   2.7500000000        33   11.6463492202
1A      6 MO LIBOR   5.8733122768    2,081,203.98         358      2          34   2.7500000000        34   11.8733122768
1A      6 MO LIBOR   5.9489141994    1,811,657.99         359      1          35   2.7500000000        35   11.9489141994
1A      6 MO LIBOR   6.1681845970      371,949.98         360      0          36   2.7500000000        36   12.1681845970
1A      6 MO LIBOR   5.6250000000       80,737.07         355      5         115   2.7500000000        31   11.6250000000
1A      6 MO LIBOR   5.5089531759      362,999.96         356      4         116   2.7500000000        32   11.5089531759
1A      6 MO LIBOR   5.4428614088      636,609.96         357      3         117   2.7500000000        33   11.4428614088
1A      6 MO LIBOR   5.8812020806    2,023,179.33         358      2         118   2.7500000000        34   11.8812020806
1A      6 MO LIBOR   6.2209353523   34,229,132.14         359      1         119   2.7592026873        35   12.2209353523
1A      6 MO LIBOR   6.3106410323   56,673,178.26         360      0         120   2.7500000000        36   12.3106410323
1A      6 MO LIBOR   6.8750000000      317,000.00         360      0           0   2.7500000000        60   11.8750000000
1A      6 MO LIBOR   6.3750000000       89,648.87         357      3           0   2.7500000000        57   11.3750000000
1A      6 MO LIBOR   6.5092894567      650,661.30         359      1           0   2.7500000000        59   11.5092894567
1A      6 MO LIBOR   6.5546223041    1,845,400.00         360      0           0   2.7500000000        60   11.5546223041
1A      6 MO LIBOR   6.3750000000      123,600.00         355      5          55   2.7500000000        55   11.3750000000
1A      6 MO LIBOR   6.1862014704      324,482.40         357      3          57   3.3657498835        57   11.4598680853
1A      6 MO LIBOR   6.3750000000      146,420.00         358      2          58   2.7500000000        58   11.3750000000
1A      6 MO LIBOR   6.4066145103    1,198,813.92         359      1          59   2.8006523565        59   11.4066145103
1A      6 MO LIBOR   5.9685320682      277,373.13         358      2         118   2.7500000000        58   10.9685320682
1A      6 MO LIBOR   6.5048193845    9,715,184.91         359      1         119   2.7500000000        59   11.5048193845
1A      6 MO LIBOR   6.5288128341   13,000,500.00         360      0         120   2.7500000000        60   11.5288128341
1A      6 MO LIBOR   6.3750000000      228,588.08         359      1           0   2.7500000000        83   11.3750000000
1A      6 MO LIBOR   6.3750000000       73,579.74         357      3         117   2.7500000000        81   11.3750000000
1A      6 MO LIBOR   6.5000000000      159,199.99         359      1         119   2.7500000000        83   11.5000000000
1A      6 MO LIBOR   6.5805393586      411,600.00         360      0         120   2.7500000000        84   11.5805393586

1B      6 MO LIBOR   5.7858286984    1,626,061.51         356      4           0   2.7500000000        32   11.7858286984
1B      6 MO LIBOR   6.4592143788    4,492,194.60         359      1           0   2.7500000000        35   12.4592143788
1B      6 MO LIBOR   6.5958047600    1,983,200.00         360      0           0   2.7500000000        36   12.5958047600
1B      6 MO LIBOR   6.1250000000      452,999.99         356      4          32   2.7500000000        32   12.1250000000
1B      6 MO LIBOR   6.1250000000      499,851.85         357      3          33   2.7500000000        33   12.1250000000
1B      6 MO LIBOR   6.4341810151    1,375,179.31         358      2          34   2.7500000000        34   12.4341810151
1B      6 MO LIBOR   5.8750000000      483,000.00         359      1          35   2.7500000000        35   11.8750000000
1B      6 MO LIBOR   5.5000000000      696,999.99         356      4         116   2.7500000000        32   11.5000000000
1B      6 MO LIBOR   6.3342061697    2,959,699.98         358      2         118   2.7500000000        34   12.3342061697
1B      6 MO LIBOR   6.5427147163   30,442,054.88         359      1         119   2.7500000000        35   12.5427147163
1B      6 MO LIBOR   6.5690476996   48,826,032.70         360      0         120   2.7500000000        36   12.5690476996
1B      6 MO LIBOR   7.0000000000      411,662.28         359      1           0   2.7500000000        59   12.0000000000
1B      6 MO LIBOR   6.7766709512    1,556,000.00         360      0           0   2.7500000000        60   11.7766709512
1B      6 MO LIBOR   6.2500000000      489,999.99         359      1          59   2.7500000000        59   11.2500000000
1B      6 MO LIBOR   6.7500000000      480,000.00         356      4         116   2.7500000000        56   11.7500000000
1B      6 MO LIBOR   6.5432580551    6,817,949.99         359      1         119   2.7500000000        59   11.5432580551
1B      6 MO LIBOR   6.4480691715    3,473,250.00         360      0         120   2.7500000000        60   11.4480691715
1B      6 MO LIBOR   7.2500000000      455,000.00         360      0         120   2.7500000000        84   12.2500000000
1B      6 MO LIBOR   6.3750000000      394,893.80         357      3           0   2.7500000000        33   12.3750000000
1B      6 MO LIBOR   6.6019262346    1,176,454.93         359      1           0   2.7500000000        35   12.6019262346
1B      6 MO LIBOR   6.3955882353      850,000.00         360      0           0   2.7500000000        36   12.3955882353
1B      6 MO LIBOR   6.2500000000    1,744,797.14         360      0         120   2.7500000000        36   12.2500000000
1B      6 MO LIBOR   5.8750000000      759,199.99         356      4          32   2.7500000000        32   11.8750000000
1B      6 MO LIBOR   6.5000000000      411,199.98         357      3          33   2.7500000000        33   12.5000000000
1B      6 MO LIBOR   5.9654534936    2,081,179.98         358      2          34   2.6539006708        34   11.9654534936
1B      6 MO LIBOR   6.1381578947      912,000.00         358      2         118   2.7500000000        34   12.1381578947
1B      6 MO LIBOR   6.3487295526    3,496,799.98         359      1         119   2.7500000000        35   12.3487295526
1B      6 MO LIBOR   6.3828362424   12,569,800.00         360      0         120   2.7500000000        36   12.3828362424
1B      6 MO LIBOR   6.3750000000      380,000.00         360      0           0   2.7500000000        60   11.3750000000
1B      6 MO LIBOR   6.6250000000      470,000.00         360      0         120   2.7500000000        60   11.6250000000
1B      6 MO LIBOR   6.1250000000      455,900.00         359      1          59   2.7500000000        59   11.1250000000
1B      6 MO LIBOR   6.5395426048    2,424,599.98         359      1         119   2.7500000000        59   11.5395426048
1B      6 MO LIBOR   6.7500000000      529,100.00         360      0         120   2.7500000000        60   11.7500000000






          Initial        Periodic         Rate       Prepay
Group     Rate Cap       Rate Cap        Floor        Term
-----   ------------   ------------   ------------   ------
1A      5.0000000000   1.0000000000   2.8750000000        0
1A      5.0000000000   1.0000000000   2.7500000000        0
1A      5.0000000000   1.0000000000   2.7500000000        0
1A      5.0000000000   1.0000000000   2.7500000000        0
1A      5.0000000000   1.0000000000   2.7500000000        0
1A      5.0000000000   1.0000000000   2.7500000000        0
1A      5.0000000000   1.0000000000   2.7500000000        0
1A      5.0000000000   1.0000000000   2.7500000000        0
1A      5.0000000000   1.0000000000   2.7500000000        0
1A      5.0000000000   1.0000000000   2.7500000000        0
1A      5.0000000000   1.0000000000   2.7500000000        0
1A      5.0000000000   1.0000000000   2.7500000000        0
1A      5.0000000000   1.0000000000   2.7500000000        0
1A      5.0000000000   1.0000000000   2.7500000000        0
1A      5.0000000000   1.0000000000   2.4393507136        0
1A      5.0000000000   1.0000000000   2.6921183655        0
1A      5.0000000000   1.0000000000   2.7500000000        0
1A      5.0000000000   1.0000000000   2.7500000000        0
1A      5.0000000000   1.0000000000   2.7500000000        0
1A      5.0000000000   1.0000000000   2.7500000000        0
1A      5.0000000000   1.0000000000   2.7500000000        0
1A      5.0000000000   1.0000000000   2.7500000000        0
1A      5.0000000000   1.0000000000   2.7036449029        0
1A      5.0000000000   1.0000000000   2.7500924042        0
1A      5.0000000000   1.0000000000   2.7504794210        0
1A      5.0000000000   1.0000000000   2.7500000000        0
1A      5.0000000000   1.0000000000   2.7500000000        0
1A      5.0000000000   1.0000000000   2.7500000000        0
1A      5.0000000000   1.0000000000   2.7500000000        0
1A      5.0000000000   1.0000000000   2.7500000000        0
1A      5.0000000000   1.0000000000   2.7500000000        0
1A      5.0000000000   1.0000000000   2.7500000000        0
1A      5.0000000000   1.0000000000   3.6295711156        0
1A      5.0000000000   1.0000000000   2.7500000000        0
1A      5.0000000000   1.0000000000   2.7500000000        0
1A      5.0000000000   1.0000000000   2.7500000000        0
1A      5.0000000000   1.0000000000   2.7674506533        0
1A      5.0000000000   1.0000000000   2.7502884932        0
1A      5.0000000000   1.0000000000   2.7500000000        0
1A      5.0000000000   1.0000000000   2.7500000000        0
1A      5.0000000000   1.0000000000   2.7500000000       36
1A      5.0000000000   1.0000000000   2.7500000000       36
1A      5.0000000000   1.0000000000   2.7500000000       36
1A      5.0000000000   1.0000000000   2.7500000000       12
1A      5.0000000000   1.0000000000   2.7500000000       24
1A      5.0000000000   1.0000000000   2.7500000000       36
1A      5.0000000000   1.0000000000   2.7500000000       36
1A      5.0000000000   1.0000000000   2.7500000000       36
1A      5.0000000000   1.0000000000   2.7500000000       36
1A      5.0000000000   1.0000000000   2.7500000000       36
1A      5.0000000000   1.0000000000   2.7500000000       12
1A      5.0000000000   1.0000000000   2.7500000000       24
1A      5.0000000000   1.0000000000   2.7500000000       30
1A      5.0000000000   1.0000000000   2.7500000000       30
1A      5.0000000000   1.0000000000   2.7500000000       36
1A      5.0000000000   1.0000000000   2.7500000000       36
1A      5.0000000000   1.0000000000   2.7500000000       36
1A      5.0000000000   1.0000000000   2.7500000000       36
1A      5.0000000000   1.0000000000   2.7500000000       36
1A      5.0000000000   1.0000000000   2.7500000000       36
1A      5.0000000000   1.0000000000   2.7500000000       36
1A      5.0000000000   1.0000000000   2.7500000000       36
1A      5.0000000000   1.0000000000   2.7500000000       36
1A      5.0000000000   1.0000000000   2.7500000000       36
1A      5.0000000000   1.0000000000   2.7592026873       36
1A      5.0000000000   1.0000000000   2.7500000000       36
1A      5.0000000000   1.0000000000   2.7500000000       12
1A      5.0000000000   1.0000000000   2.7500000000       36
1A      5.0000000000   1.0000000000   2.7500000000       36
1A      5.0000000000   1.0000000000   2.7500000000       36
1A      5.0000000000   1.0000000000   2.7500000000       36
1A      5.0000000000   1.0000000000   3.3657498835       36
1A      5.0000000000   1.0000000000   2.7500000000       36
1A      5.0000000000   1.0000000000   2.8006523565       36
1A      5.0000000000   1.0000000000   2.7500000000       36
1A      5.0000000000   1.0000000000   2.7544852463       36
1A      5.0000000000   1.0000000000   2.7500000000       36
1A      5.0000000000   1.0000000000   2.7500000000       36
1A      5.0000000000   1.0000000000   2.7500000000       36
1A      5.0000000000   1.0000000000   2.7500000000       36
1A      5.0000000000   1.0000000000   2.7500000000       36

1B      5.0000000000   1.0000000000   2.7500000000        0
1B      5.0000000000   1.0000000000   2.7500000000        0
1B      5.0000000000   1.0000000000   2.7500000000        0
1B      5.0000000000   1.0000000000   2.7500000000        0
1B      5.0000000000   1.0000000000   2.7500000000        0
1B      5.0000000000   1.0000000000   2.7500000000        0
1B      5.0000000000   1.0000000000   2.7500000000        0
1B      5.0000000000   1.0000000000   2.7500000000        0
1B      5.0000000000   1.0000000000   2.7500000000        0
1B      5.0000000000   1.0000000000   2.7627291013        0
1B      5.0000000000   1.0000000000   2.7500000000        0
1B      5.0000000000   1.0000000000   2.7500000000        0
1B      5.0000000000   1.0000000000   2.7500000000        0
1B      5.0000000000   1.0000000000   2.7500000000        0
1B      5.0000000000   1.0000000000   2.7500000000        0
1B      5.0000000000   1.0000000000   2.7500000000        0
1B      5.0000000000   1.0000000000   2.7500000000        0
1B      5.0000000000   1.0000000000   2.7500000000        0
1B      5.0000000000   1.0000000000   2.7500000000       36
1B      5.0000000000   1.0000000000   2.7500000000       36
1B      5.0000000000   1.0000000000   2.7500000000       36
1B      5.0000000000   1.0000000000   2.7500000000       12
1B      5.0000000000   1.0000000000   2.7500000000       36
1B      5.0000000000   1.0000000000   2.7500000000       36
1B      5.0000000000   1.0000000000   2.6539006708       36
1B      5.0000000000   1.0000000000   2.7500000000       36
1B      5.0000000000   1.0000000000   2.7500000000       36
1B      5.0000000000   1.0000000000   2.7500000000       36
1B      5.0000000000   1.0000000000   2.7500000000       36
1B      5.0000000000   1.0000000000   2.7500000000       12
1B      5.0000000000   1.0000000000   2.7500000000       36
1B      5.0000000000   1.0000000000   2.7500000000       36
1B      5.0000000000   1.0000000000   2.7500000000       36